                                                                EXECUTION COPY

                            SUBLEASE AGREEMENT 060

                         Dated as of October 26, 1999

                                    between

                         CONTINENTAL MICRONESIA, INC.

                                   Sublessor

                                      and

                            HAWAIIAN AIRLINES, INC.

                                   Sublessee

                    One McDonnell Douglas DC-10-30 Aircraft
                                    N68060

                 ----------------------------------------------

TO THE EXTENT THAT THIS SUBLEASE AND ANY SUBLEASE SUPPLEMENT CONSTITUTE CHATTEL PAPER, AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION, NO SECURITY INTEREST MAY BE CREATED IN THIS SUBLEASE THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE "ORIGINAL".

                               TABLE OF CONTENTS

Section
Page

Article 1.  Definitions and Accounting Terms.................................1
      1.1   Definitions......................................................1
      1.2   Accounting Terms.................................................6

Article 2.  Delivery and Acceptance..........................................6
      2.1   Agreement to Sublease ...........................................6
      2.2   Conditions Precedent to Sublease of Aircraft by Sublessee........7
      2.3   Conditions Precedent to Sublease of Aircraft by Sublessor........7
      2.4   Aircraft Delivery Condition; Inspection..........................8
      2.5   Reconfiguration and Painting Costs...............................9
      2.6   Reimbursement of Costs...........................................9

Article 3.  Term and Rent...................................................10
      3.1   Term............................................................10
      3.2   Basic Rent and Maintenance Reserves.............................10
      3.3   Payments on Business Days.......................................11
      3.4   Supplemental Rent...............................................11
      3.5   Place of Payments...............................................12
      3.6   No Set-off, Counterclaim, etc...................................12

Article 4.  Representations, Warranties; Disclaimers........................13
      4.1   Of Sublessee....................................................13
      4.2   Of Sublessor....................................................14
      4.3   Subordination of Sublease to Head Lease.........................16

Article 5.  Registration, Possession, Maintenance, Operation................17
      5.1   Registration and Insignia.......................................17
      5.2   Possession......................................................17
      5.3   Maintenance.....................................................18
      5.4   Operation.......................................................19

Article 6.  Replacement  and Pooling of Parts,  Alterations,  Modifications  and
            Additions.......................................................20
      6.1   Replacement of Parts............................................20
      6.2   Title to Parts..................................................21
      6.3   Alterations, Modifications and Additions........................21

Article 7.  Loss, Destruction, Requisition..................................22

      7.1   Event of Loss with Respect to Airframe..........................22
      7.2   Event of Loss with Respect to an Engine.........................23
      7.3   Documents Required in Connection with Substitution..............23
      7.4   Application of Payments from Governmental
            Authorities for Requisition of Title............................24
      7.5   Requisition of Aircraft for Use by the Government...............25
      7.6   Application of Payments During Existence of Event of Default....25
      7.7   Replacement of Engines..........................................25

Article 8.  Insurance.......................................................26
      8.1.  Public Liability and Property Damage Insurance..................26
      8.2   Insurance Against Loss or Damage to Aircraft....................27
      8.3   Government Indemnity............................................28
      8.4   Application of Insurance Proceeds...............................28
      8.5   Application of Insurance Proceeds for Other Than Event of Loss..29
      8.6   Application in Default..........................................29
      8.7   Certificates of Insurance.......................................29
      8.8   Insurance of Sublessee's Interest...............................30

Article 9.  .............................................Liens and Indemnities
      30
      9.1   Liens...........................................................30
      9.2   General Indemnity...............................................31
      9.3   General Tax Indemnity...........................................33
      9.4   Survival........................................................36

Article 10. Inspection; Financial Statements and Other
            Information.....................................................36
      10.1  Inspection......................................................36
      10.2  Financial Statements and Other Information......................36

Article 11. Recordation and Further Assurances..............................37

Article 12. Return of Aircraft..............................................37
      12.1. Return..........................................................37
      12.2  Records.........................................................38
      12.3  Condition.......................................................38

Article 13. Events of Default...............................................38

Article 14. Remedies........................................................39
      14.1  Default; Remedies...............................................39
      14.2  No Waiver, Etc..................................................41

Article 15. Miscellaneous...................................................41
      15.1  Notices.........................................................41
      15.2  Right to Perform for Sublessee..................................42
      15.3  Assignment by Sublessee.........................................42
      15.4  Assignment by Sublessor.........................................44
      15.5  Quiet Enjoyment.................................................44
      15.6  Investment of Funds.............................................45
      15.7  Confidentiality.................................................45
      15.8  Applicable Law..................................................45

Exhibit A   Sublease Supplement
Schedule 1  Certain Financial Terms

      SUBLEASE AGREEMENT 060, dated as of October 26, 1999, between CONTINENTAL MICRONESIA, INC., a Delaware corporation ("Sublessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Sublessee").

                                  ARTICLE 1.

                       DEFINITIONS AND ACCOUNTING TERMS

      Section 1.1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Sublease and shall be equally applicable to both the singular and the plural forms of the terms herein defined. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time. The word "including" means "including without limitation".

      "Act" means that portion of the United States Code comprising the provisions formerly referred to as the Federal Aviation Act of 1958, as amended from time to time.

      "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person.

      "Aircraft" means the Airframe which is Subleased hereunder, together with each Engine initially installed on the Airframe when delivered and Subleased hereunder and described on the Sublease Supplement for the Airframe (or any engine substituted for any of such Engines pursuant to Section 7.1, 7.2, 7.7 or
12.2 hereof), whether or not any of such initial or substituted Engines may from time to time be installed on the Airframe.

      "Airframe" means (a) the McDonnell Douglas Model DC-10-30 aircraft (excluding Engines or engines from time to time installed thereon but including quick engine change kits, which shall be deemed to be part of the Airframe) described on the Sublease Supplement executed on the Delivery Date and Subleased hereunder by Sublessor to Sublessee, and (b) any and all Parts so long as the same shall be incorporated in such airframe and any and all Parts removed from such airframe so long as title to such Parts shall remain vested in Sublessor in accordance with the terms of Section 6.

      "Basic Rent" means the rent payable for the Aircraft pursuant to Section
3.2 hereof.

      "Basic Rent Payment Date" means the second day of each calendar month, commencing December 2, 1999 and concluding on January 2, 2002.

      "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banking institutions are required or authorized to close in New York, New York or Honolulu, Hawaii. Any reference herein to "days" shall mean calendar days unless Business Days are specified.

      "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, or any similar legislation of the United States enacted to supersede, amend or supplement such Code.

      "Continental" means Continental Airlines, Inc., a Delaware corporation, and its successors and assigns.

      "Continental Indemnitee" means Sublessor and its successors, assigns, affiliates, directors, officers, employees, agents and servants.

      "Default" means any event or condition which, with notice or lapse of time or both, would constitute an Event of Default.

      "Delivery Date" means the date of the Sublease Supplement for the Aircraft, which date shall be the date on which the Aircraft is delivered to and accepted by Sublessee and Subleased to Sublessee hereunder, and which date shall be no later than November 15, 1999 or such later date as the parties may mutually agree.

      "DOT" means the United States Department of Transportation or any governmental person, agency or authority succeeding to the functions of such Department of Transportation.

      "Engine" means (a) each of the three General Electric model CF6-50C2 engines listed by manufacturer's serial number in a Sublease Supplement subjecting such Engine to this Sublease, whether or not from time to time installed on such Airframe or installed on any other airframe or on any other aircraft, (b) any engine which may from time to time be substituted for an Engine pursuant to Section 7.1, 7.2, 7.7 or 12.2 hereof, whether or not from time to time installed on the Airframe or any other airframe or on any other aircraft, and (c) any and all Parts incorporated in such Engine and any and all Parts removed from such Engine so long as title to such Parts shall remain vested in Sublessor in accordance with the terms of Section 6; provided, however, that the term "Engine" shall not include any Engine after this Sublease shall have terminated with respect thereto. At such time as a replacement Engine shall be substituted hereunder and the Engine for which the substitution is made shall be released, such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means as of any date of determination, all Engines then subleased hereunder.

      "Equipment" means, as of any date of determination and as the context may require, any or all of the Aircraft, Airframe and Engines subleased to the Sublessee hereunder on such date. An "item of Equipment" means the Airframe or any or all of the Engines, as the context may require.

      "Escrow Agreement" means the escrow agreement referred to in Section 3.2(c) that shall be entered into by Sublessor, Sublessee and an escrow agent to be chosen by both of them for the deposit and withdrawal of Maintenance Reserves.

      "Event of Default" is defined in Section 13.

      "Event of Loss" means, with respect to the Aircraft, Airframe or any Engine, any of the following events with respect to such item of Equipment: (a) loss of such item of Equipment due to destruction, damage beyond repair or rendition of such item of Equipment unfit for normal use for any reason whatsoever; (b) any loss of or damage to such item of Equipment which results in an insurance settlement with respect to such item of Equipment on the basis of a total loss or constructive total loss; (c) the requisition of title to or condemnation of such item of Equipment; or (d) the theft, disappearance, confiscation or seizure of, or requisition of use of, such item of Equipment (other than a requisition for use by the Government or any instrumentality or agency thereof (except a requisition that (i) is determined at the time of requisition or at any time thereafter prior to the end of the Term to be for a period that will continue for more than six months beyond the end of the Term or
(ii) is a requisition of any Engine or Engines, but not of the Airframe) unless and until such item of Equipment shall have been modified or adapted in such manner as would render reconversion of such item of Equipment for use in normal commercial service impractical or uneconomical)) which shall have resulted in the loss of possession of such item of Equipment by the Sublessee for 30 consecutive days, in the case of a theft or disappearance, or 90 consecutive days, in the case of a confiscation, seizure or requisition for use, or, at the request of the Sublessee, as the Owner in its absolute discretion may agree, up to 180 consecutive days. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe which constitutes a part of the Aircraft.

      "FAA" means the Federal Aviation Administration or any governmental person, agency or other authority succeeding to the functions of the Federal Aviation Administration.

      "Facility Lien" means any Lien on the Aircraft or any Engine granted by a Head Lessor or Owner in favor of a Lender.

      "Government" means the federal government of the United States of America or any instrumentality or agency thereof whose obligations are backed by the full faith and credit of the United States of America.

      "Head Lease" means (a) in the case of the Airframe, Lease Agreement No. I dated as of August 20, 1980 between Sublessor, as lessee, and First Security Bank, National Association, as owner trustee and lessor, and (b) in the case of any Engine leased by Sublessor but not covered by such Lease Agreement No. I, the lease agreement covering such Engine.

      "Head Lessor Lien" means (i) a Facility Lien, (ii) the Liens on the Airframe and Engines arising under the Head Leases, (iii) any Lien on the Airframe or any Engine created by a Head Lessor or Owner or resulting from the affirmative act of the Head Lessor or Owner that is not related to or expressly permitted by the Sublease or consented to by Sublessee, (iv) any Lien on the Airframe or any Engine resulting from claims against a Head Lessor or Owner not related to the transactions contemplated by this Sublease, and (v) any Lien resulting from Taxes imposed against a Head Lessor or Owner which are not indemnified against by Sublessee.

      "Head Lessor" means (a) in the case of the Airframe, First Security Bank, National Association, as owner trustee and lessor under the Head Lease referred to clause (a) of the definition of "Head Lease" or any of its successors and assigns in such capacity, and (b) in the case of any Engine leased by Sublessor but not covered by the Head Lease referred to in clause (a) of the definition of "Head Lease", the lessor under the relevant Head Lease referred to in clause (b) of the definition of "Head Lease" covering such Engine.

      "Heavy Maintenance Reserves" means the monthly payments by Sublessee to be made pursuant to Section 3.2(c).

      "Indemnitee" means Sublessor, Head Lessor, Owner, Lender, their respective successors, permitted assigns, affiliates, directors, officers, employees, agents and servants.

      "Lender" means any bank or other financial institution providing debt financing to the Head Lessor or Owner of the Airframe or an Engine.

      "Lien" means any mortgage, pledge, lien, charge, encumbrance, security interest or lease in the nature thereof (including any conditional sale agreement, equipment trust agreement or other title retention agreement) affecting the title to or any interest in property.

      "MSA" means the Maintenance Services Agreement dated as of the date hereof between Sublessee and Continental.

      "Officer's Certificate" means a certificate signed by the Chairman, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Person providing such certificate.

      "Operative Agreements" means this Agreement and each Sublease
Supplement.

      "Overdue Rate" means the Prime Rate plus 150 basis points.

      "Owner" means (a) with respect to the Airframe, Castle Harbour-I Limited Liability Company, the beneficial owner of the Aircraft, and its successors and assigns, and (b) with respect to any Engine not covered by the Head Lease referred to in clause (a) of the definition of "Head Lease", the beneficial owner of such Engine.

      "Parts" means all appliances, parts, instruments, avionics, appurtenances, accessories, furnishings and other equipment or components of whatever nature (other than complete Engines or engines and other than Removable Parts and any items leased by Sublessee from a third party other than Sublessor in accordance with Section 6) so long as the same shall be incorporated or installed in or attached to any item of Equipment or so long as title thereto shall remain vested in Sublessor in accordance with Section 6 hereof after removal from such item of Equipment.

      "Permitted Lien" means (a) any Facility Lien, (b) the rights of others under agreements or arrangements expressly permitted by the terms of Section 5.2 or 6.2 hereof, (c) Liens created by a Head Lessor or Owner, (d) any Lien referred to in clauses (a) through (i) of Section 9.1 and (e) Sublessor Liens.

      "Permitted Sublessor/Head Lessor Liens" is defined in Section 4.2(f).

      "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Prime Rate" means the rate per annum announced by The Chase Manhattan Bank, N.A. as its prime commercial lending rate at its principal office in New York from time to time.

      "Rent" means Basic Rent and Supplemental Rent.

      "Rent Payment Date" means the date on which the Aircraft is delivered to Sublessee hereunder and the same day of each month thereafter during the Term.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Stipulated Loss Value" as of any Stipulated Loss Value Date (a) for the Aircraft means the amount designated as Aircraft Stipulated Loss Value opposite such Stipulated Loss Value Date on Schedule 1 hereto and (b) for an Engine means the amount designated as Engine Stipulated Loss Value opposite such Stipulated Loss Value Date on Schedule 1 hereto.

      "Stipulated Loss Value Date" means each date for which a Stipulated Loss Value is listed on Schedule 1 hereto.

      "Sublease", "this Sublease", "this Agreement", "hereby", "herein", "hereof", "hereunder", or other like words mean this Sublease Agreement 060, including without limitation supplementation hereof by one or more Sublease Supplements.

      "Sublease Supplement" means a supplement to this Sublease substantially in the form attached as Exhibit A hereto, subjecting the Aircraft or other property to this Sublease.

      "Sublessor Lien" means (i) any Lien (other than a Facility Lien, a Lien created by the Head Lessor or Owner or the Lien on the Airframe or any Engine arising under the relevant Head Lease) created by Sublessor or resulting from the affirmative act of the Sublessor that is not related to or expressly permitted by the Sublease or consented to by Sublessee, (ii) any Lien resulting from claims against Sublessor not related to transactions contemplated by this Sublease, and (iii) any Lien resulting from Taxes imposed against an Indemnitee which are not indemnified against by Sublessee; but does not include any Lien resulting from Sublessor's exercise of remedies pursuant to Section 14 while an Event of Default has occurred and is continuing.

      "Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent) which Sublessee assumes or agrees to pay to Sublessor or to or on behalf of any Indemnitee under this Sublease directly or otherwise, including
(i) Stipulated Loss Value payments and (ii) all amounts required to be paid by Sublessee under the indemnities contained in Article 9 hereof.

      "Taxes" is defined in Section 9.3(a).

      "Term" means the term for which the Aircraft is subleased beginning on the date on which the Aircraft is delivered to Sublessee hereunder and continuing until January 2, 2002; provided that if the Sublessee fails to return the Aircraft to Sublessor on the anticipated last day of the Term in the condition required hereunder, the Term shall be extended until the Aircraft is so returned.

      "Transfer" means, with respect to any Person, to transfer, by bill of sale or otherwise, all such Person's right, title and interest in and to the Aircraft, Airframe or any Engine or Part, as the case may be, to another Person on an "as is, where is" basis, free and clear of any Lien or Sublessor Lien but otherwise without recourse, representation or warranty, express or implied, including an express disclaimer of warranties, representations and guarantees in a manner comparable to that set forth in Section 4.2(h).

      1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in conformity with generally accepted accounting principles applied on a consistent basis, and all financial data required to be submitted pursuant to this Sublease shall be prepared in conformity with such principles except as otherwise provided herein.

                                  ARTICLE 2.

                           DELIVERY AND ACCEPTANCE

      2.1 Agreement to Sublease. Subject to satisfaction of the applicable conditions contained in Section 2.3 below, Sublessor hereby agrees to tender delivery of the Aircraft on the Delivery Date and simultaneously to sublease to Sublessee hereunder, and subject to satisfaction of the applicable conditions contained in Section 2.2 below, Sublessee hereby agrees to accept such delivery and to Sublease from Sublessor hereunder the Aircraft. By execution and delivery of the Sublease Supplement regarding the Aircraft, (i) Sublessor and Sublessee shall each confirm the satisfaction of the conditions contained in Section 2.3 and 2.2, respectively, below and (ii) Sublessee shall confirm to Sublessor that Sublessee has irrevocably accepted the Aircraft for all purposes hereof. Sublessee shall inspect the Aircraft on or prior to the Delivery Date and will become knowledgeable as to its operating condition.

      2.2. Conditions Precedent to Sublease of Aircraft by Sublessee. Sublessee's obligation to Sublease the Aircraft under the Sublease shall be subject to the following having been complied with to the satisfaction of or waived by Sublessee on or before the Delivery Date, each document, instrument or opinion referred to below to be reasonably satisfactory in form and substance to
Sublessee:

      2.2.1 Authorization, Execution and Delivery of Documents. The Sublessor shall have duly authorized, executed and delivered the Operative Agreements and the Escrow Agreement and Continental shall have duly authorized, executed and delivered the MSA and all such agreements shall be in full force and effect on the Delivery Date.

      2.2.2 Opinions of Counsel. Sublessee shall have received a favorable opinion of counsel to Sublessor as to the matters referred to in Sections 2.2.1, 4.2(a), 4.2(b) and the first clause of 4.2(c) hereof and the opinion of special FAA counsel referred to in Section 2.3.6 below.

      2.2.3 Representations and Warranties. The representations and warranties of Sublessor contained in Section 4.2 hereof shall be true and correct on and as of the Delivery Date as though made on and as of the Delivery Date (except to the extent that such representations and warranties relate solely to an earlier date in which case such representation or warranties shall be true and correct as of such earlier date).

      2.2.4 No Loss or Destruction of the Aircraft. Neither the Airframe nor any Engine shall have suffered an Event of Loss.

      2.2.5 Delivery Condition of Aircraft. Sublessor shall have complied with, and satisfied, the covenants set forth in Section 2.4 hereof, Sublessee shall have completed its inspection and acceptance flight of the Aircraft as provided in Section 2.4 and the Aircraft shall have met the requirements of the delivery condition set forth in Section 2.4 or Sublessor and Sublessee shall have entered into an agreement to address any failure to satisfy any of the foregoing.

      2.2.6 Liens. Sublessor shall have delivered a certificate from an officer of Sublessor stating that there is no Sublessor Lien or, to Sublessor's knowledge, Head Lessor Lien on the Aircraft other than any Permitted Sublessor/Head Lessor Liens.

      2.2.7 Filing. On such Delivery Date, the Sublease and the Sublease Supplement for the Aircraft shall have been duly filed with the FAA pursuant to the Act.

      2.2.8 All Necessary Approvals. All necessary approvals for the transactions set forth in this Sublease have been obtained, including without limitation, the final approvals of Head Lessor and Owner.

      2.3. Conditions to Sublease of Aircraft by Sublessor. The obligation of Sublessor to sublease the Aircraft to Sublessee on the Delivery Date is subject to the following conditions having been complied with to the satisfaction of or waived by Sublessor on or before the Delivery Date (each document, instrument, certificate or opinion referred to below to be reasonably satisfactory in form and substance to Sublessor):

      2.3.1 Authorization, Execution and Delivery of Documents. The Operative Agreements, the MSA and the Escrow Agreement shall have been duly authorized, executed and delivered by Sublessee and shall be in full force and effect on the Delivery Date.

      2.3.2 Representations and Warranties Correct; Event of Default. After giving effect to the Sublease of the Aircraft pursuant to this Agreement, the representations and warranties of Sublessee contained in Section 4.1 hereof shall be true and correct on and as of the Delivery Date as if such representations had been made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall be correct on and as of such earlier date), and (ii) no Event of Default shall have occurred and be continuing.

      2.3.3 Insurance Certificates. Sublessor shall have received a broker's report and insurance certificates signed by Sublessee's regularly retained independent aircraft insurance broker or brokers evidencing Sublessee's due compliance with the insurance provisions of the Sublease.

      2.3.4 Filing. On such Delivery Date, the Sublease and the Sublease Supplement for the Aircraft shall have been duly filed with the FAA pursuant to the Act.

      2.3.5 Opinion of Counsel for Sublessee. Sublessor shall have received a favorable opinion from counsel to Sublessee as to the matters referred to in Sections 2.3.1, 4.1(a), 4.1(b) and 4.1(d).

      2.3.6 Opinion of Oklahoma City Counsel. Sublessor and Sublessee shall have received a favorable written opinion or opinions addressed to them from Lytle, Soule & Curlee, special counsel in Oklahoma City, the cost of which shall be borne equally by Sublessor and Sublessee.

      2.3.7 No Loss or Destruction of the Aircraft. Neither the Airframe nor any Engine shall have suffered an Event of Loss.

      2.3.8 Adoption by Sublessee of Continental's Maintenance Program. Sublessee shall have adopted Continental's "Maintenance Program" with respect to the Airframe (as such term is defined in the MSA), as contemplated by Article 3.G of the MSA.

2.4 Aircraft Delivery Condition; Inspection. Sublessor covenants that prior to the Delivery Date,

      (a) heavy maintenance of the Aircraft have been recently completed in compliance with the maintenance program of Continental and all requirements for immediate operation under Federal Aviation Regulation 121;

      (b) Sublessee or its representatives will be entitled to complete a standard ground and test flight inspection of the Aircraft including log books and records and shall not be required to accept the Aircraft unless the condition of the Aircraft is reasonably satisfactory;

      (c) the Aircraft will be equipped with a 28 first class and 254 coach seating configuration and painted with Sublessee's tail and fuselage logo against Continental's existing white and gray paint scheme, unless mutually agreed to otherwise;

      (d) Sublessor will provide one shipset of galley equipment, 12 cargo compartment partial load latches (4 forward and 8 aft) part number AWJ7019-501, 8 cargo compartment partial load latches (all forward) part number 225-46787-1 and 26 LD3 containers and in addition, Sublessor will deliver one additional shipset of galley equipment to Sublessee in Los Angeles; and

      (e) Sublessor will make reasonable best efforts to obtain a letter, satisfactory to Sublessee, from the Head Lessor and Owner of the Airframe agreeing not to disturb Sublessee's possession and use of the Aircraft unless an Event of Default occurs hereunder.

For the avoidance of doubt, the standard ground inspection referred to in clause
(b) above shall not include borescoping the Engines or auxiliary power unit or the opening of any access panels.

     2.5 Reconfiguration and Painting Costs. The start-up costs associated with the reconfiguration and painting of the Aircraft as detailed in Schedule 1 shall be for the account of Sublessee and shall be paid within 30 days after receipt by Sublessee of an invoice for such start-up costs.

      2.6 Reimbursement of Costs. (a) If the transactions set forth in this Sublease do not occur or the Aircraft is not otherwise delivered pursuant hereto
- in either case due to the failure of Sublessor to obtain the final approvals set forth in Section 2.2.8, then (1) Sublessor shall reimburse Sublessee for the reasonable actual costs and expenses associated with the documentation of such transactions, including without limitation, attorneys' fees and the costs of preparation and review of documents, (2) this Sublease shall terminate and (3) neither party shall have any further obligation to the other party hereunder.

      (b) If the transactions set forth in this Sublease do not occur because Sublessee and Sublessor disagree as to whether the Aircraft meets the delivery conditions set forth in Section 2.4(a) and (b), each party acting reasonably, then (1) each party shall bear its own actual costs and expenses associated with the documentation of such transactions, including without limitation, attorneys' fees and the costs of preparation and review of documents, (2) Sublessee shall reimburse Sublessor (or Continental under the MSA) for the start-up costs referenced in Section 2.5, (3) this Sublease shall terminate and (4) neither party shall have any further obligation to the other party hereunder.

                                  ARTICLE 3.

                                TERM AND RENT

      3.1 Term. Unless otherwise earlier terminated pursuant to the provisions hereof, the Term shall commence on the Delivery Date thereof and shall continue until the end of the Term.

      3.2 Basic Rent and Maintenance Reserves. (a) Sublessee hereby agrees to pay to Sublessor Basic Rent in arrears throughout the Term in monthly installments on each Rent Payment Date commencing with the Delivery Date with each such installment of Basic Rent being in an amount equal to the sum of the amounts designated as Monthly Aircraft Basic Rent on Schedule 1 ("Aircraft Basic Rent") and Monthly Entertainment System Basic Rent on Schedule 1 hereto; provided, however, that the first installment of Basic Rent payable on December 2, 1999 shall be pro-rated.

      (b) Notwithstanding the foregoing, if Sublessee fails to return the Aircraft to Sublessor on or before the anticipated last day of the Term (i.e., January 2, 2002) in the condition required hereunder, Aircraft Basic Rent shall accrue thereafter until the Aircraft is so returned at a monthly amount equal to the amount designated as monthly "Holdover Basic Rent" on Schedule 1 hereto and Entertainment System Basic Rent shall also continue to accrue thereafter until the Aircraft is so returned at the regular monthly rate; provided, however, that notwithstanding the foregoing, (1) Aircraft Basic Rent shall accrue at the regular monthly Aircraft Basic Rent amount and not at the Holdover Basic Rent amount for up to five days after January 2, 2002 for so long as (W) the redelivery location designated by Sublessor pursuant to Article 12 is not Los Angeles International Airport, (X) Sublessee is unable to return the Aircraft as a result of conditions or events that are not within Sublessee's control or power to avoid or prevent, (Y) Sublessee has ceased commercial operation of the Aircraft and (Z) Sublessee makes diligent efforts to return the Aircraft, and
(2) no Basic Rent shall accrue whatsoever if Sublessee's failure to return the Aircraft on the date set forth herein is a result of the failure of Continental to perform under the MSA. If the conditions or events mentioned in clause (1)(X) of the preceding sentence continue to prevent Sublessee from returning the Aircraft on January 8, 2002, beginning on that date and continuing until the Aircraft is returned in the condition required hereunder, Aircraft Basic Rent shall accrue at a monthly amount equal to the amount designated as monthly "Holdover Basic Rent" on Schedule 1 hereto.

      (c) Not later than the fifth day of each calendar month after the commencement of the Term, Sublessee shall deliver to Sublessor a report showing the flight hours flown by the Aircraft for the preceding calendar month and shall make payment in respect of the Maintenance Reserves in an amount equal to the sum of the number of flight hours for the Aircraft for such month multiplied by the applicable amount set forth on Schedule 1 hereto opposite the caption "Heavy Maintenance Reserve"; provided that the number of flight hours used in computing the amount of Heavy Maintenance Reserves for the first four months of the Term, shall not be less than 220 flight hours. Such payment shall be made to an interest-bearing account controlled jointly by Sublessor and Sublessee and identified in the Escrow Agreement. The Heavy Maintenance Reserves shall be used to pay for heavy maintenance work on the Aircraft for the mid-D Check due on the Aircraft in June 2000 and the C Check due on the Aircraft in June 2001. Any fees, costs and expenses payable under the Escrow Agreement shall be deducted from interest earned on the Heavy Maintenance Reserves.

      Following completion of such heavy maintenance work, Sublessor and Sublessee shall execute a joint instruction under the Escrow Agreement releasing from the escrowed Heavy Maintenance Reserves an amount sufficient to pay for such heavy maintenance work to Continental or as Continental directs so long as the MSA is in effect or, if the MSA is not then in effect, to the facility performing the heavy maintenance work (the "Maintenance Facility") and in either case in accordance with any applicable requirements regarding time and manner of payment of the heavy maintenance provider performing such work. If the amount of Heavy Maintenance Reserves released is not sufficient to pay for the cost of such work, within five days of receipt of an invoice for such deficiency, Sublessee shall make payment to Continental or as Continental directs if the MSA is in effect or, if the MSA is not then in effect, to the Maintenance Facility in an amount equal to any such deficiency.

      Upon completion of the last regularly scheduled heavy maintenance visit (i.e., "C" Check or mid-"D" Check) prior to the end of the Term and payment of all amounts due with respect thereto, Sublessee shall have no further obligation to make any additional Heavy Maintenance Reserve payments hereunder, and the parties shall execute a joint instruction under the Escrow Agreement to the escrow agent thereunder releasing any remaining balance in the escrow account to Sublessee.

       3.3 Payments on Business Days. If any date on which a payment of Rent becomes due and payable is not a Business Day, then such payment need not be made on such scheduled date but may be made on the next Business Day with the same force and effect as if made on such scheduled date, and (provided such payment is made on the next Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date.

      3.4 Supplemental Rent. Sublessee also agrees to pay to Sublessor, or to the Person entitled thereto, any and all Supplemental Rent with respect to Stipulated Loss Value promptly as the same shall become due and owing and all other amounts of Supplemental Rent that become due and payable hereunder within ten Business Days after demand, and Sublessee will also pay to Sublessor, or to whomsoever shall be entitled thereto as Supplemental Rent, to the extent permitted by applicable law, interest at the Overdue Rate on any part of any installment of Basic Rent or Supplemental Rent not paid when due for any period from and including the date on which the same was due to but excluding the date of payment in full.

      3.5 Place of Payments. Payments of Basic Rent and Supplemental Rent (other than Heavy Maintenance Reserve payments, which shall be paid to the account identified in the Escrow Agreement) shall be paid in funds of the United States of America which shall be immediately available not later than 1:00 P.M. Houston time, at the place of receipt, on the date due by wire transfer to the account of Sublessor, at The Chase Manhattan Bank, ABA 021-000-21, Account No. __________________, Ref: Aircraft 060 Sublease, or to such other financial institution located in the continental United States as directed by Sublessor in writing to Sublessee at least three Business Days prior to the due date of such payment.

      3.6 No Set-Off, Counterclaim, Etc. Subject to the provisions set forth below in this Section 3.6, this Sublease is a net Sublease, and Sublessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation:

      (a) any setoff, counterclaim, recoupment, defense or other right (including right of reimbursement) which Sublessee may have against Sublessor or any other Person for any reason whatsoever;

      (b) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, Airframe or any Engine, or any interruption or cessation in the use or possession thereof by Sublessee for any reason whatsoever;

      (c) any insolvency, bankruptcy, reorganization or similar proceedings by or against Sublessee;

      (d) any restriction, prevention or curtailment of or interference with any use of the Aircraft or part thereof;

      (e) any invalidity or unenforceability or disaffirmance of this Sublease or any provision hereof or any of the other Operative Agreements or any provision thereof, in each case whether against or by Sublessee or otherwise; or

      (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

      If for any reason whatsoever this Sublease shall be terminated in whole or in part by operation of law or otherwise (other than as a result of any act or failure to act by the Sublessor) except as specifically provided herein, if and to the extent that the Sublessee retains the use and possession of the Aircraft on substantially the same terms as those provided in this Sublease, Sublessee nonetheless agrees to pay to the Sublessor an amount equal to each Rent payment at the time such payment would have become due in accordance with the terms hereof had this Sublease not been terminated in whole or in part.

      Notwithstanding any provision of this Section 3.6 to the contrary, (a) Sublessee reserves such rights as it may have under applicable law with respect to the breach by Sublessor of the covenant set forth in Section 15.5 hereof; (b) if Sublessor becomes subject to a bankruptcy proceeding and Sublessor's trustee in bankruptcy rejects this Sublease, Sublessee shall return the Aircraft to Sublessor in compliance with all the terms and provisions of this Sublease which are applicable to the return of the Aircraft on the last day of the Term and, upon such return and performance of such terms and conditions, this Sublease and Sublessee's obligation to pay any Rent hereunder shall terminate; and (c) nothing contained in this Section 3.6 shall be construed as a waiver of Sublessee's right to seek, or its entitlement to, damages, specific performance, separate recovery of any payment of Rent made by Sublessee which is not due and payable in accordance with the terms of this Sublease, other remedies at law or equity and any combination thereof, as against Sublessor or any other Person as shall be liable therefor, on account of any failure of Sublessor or any other such Person to perform its obligations under this Sublease (including, but not limited to, breach of Section 15.5 hereof) or on account of any act or omission of Sublessor or any other such Person or to enforce any judgment therefor.

                                  ARTICLE 4.

                   REPRESENTATIONS, WARRANTIES; DISCLAIMERS

      4.1. Of Sublessee. Sublessee hereby makes the following representations, warranties and covenants to Sublessor:

            (a) Organization, Etc. Sublessee is a corporation duly organized and validly existing in good standing under the laws of the State of Hawaii and has the corporate power and authority to perform its obligations under the Operative Agreements to which it is a party.

            (b) Authorization, Etc. The Operative Agreements to which it is a party have been duly authorized by all necessary corporate action on the part of Sublessee, do not require any approval of the stockholder of Sublessee (or if such approval is required, such approval has been obtained), and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Sublessee with any of the terms and provisions hereof will contravene its Certificate of Incorporation or By-Laws or any law or governmental rule or regulation (as in effect on the date this representation is made) applicable to Sublessee or result in any breach of, or constitute any default under, or result in the creation of any Lien (other than Permitted Liens) upon any property of Sublessee under any material indenture, mortgage or other agreement to which Sublessee is a party or by which Sublessee or its properties or assets may be bound.

            (c) Consents. Sublessee has received or has complied with every necessary consent, approval, order, or authorization of, or registration with, or the giving of prior notice to, any federal or state governmental authority having jurisdiction over Sublessee required to be received or complied with on or prior to the Delivery Date to the extent required for the Sublessee to execute and deliver the Operative Agreements to which it is a party currently in effect and to perform any of the transactions contemplated hereby and thereby.

            (d) Enforceability, Etc. The Operative Agreements to which it is a party have been (or, upon execution thereof by Sublessee, will be) duly executed and delivered by Sublessee, and the Operative Agreements to which it is a party will, upon execution and delivery by the other party or parties thereto, constitute (or, upon execution thereof by Sublessee, shall constitute) legal, valid, and binding obligations of Sublessee, enforceable in accordance with their respective terms except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws and general principles of equity.

            (e) No Liens. On the Delivery Date, the Aircraft shall be free and clear of all Liens (other than Permitted Liens) attributable to Sublessee.

            (f) No Defaults. No Event of Default or event which, with the giving of notice or lapse of time or both, would become such Event of Default has occurred and is continuing.

      4.2 Of Sublessor. Sublessor hereby makes the following representations, warranties and covenants to Sublessee:

            (a) Organization, Etc. Sublessor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under the Operative Agreements.

            (b) Authorization, Etc. The Operative Agreements have been duly authorized, executed and delivered by Sublessor, do not require any approval of its stockholders or consent of any trustee or holder of any of its indebtedness or other obligations for borrowed money or any instrument or agreement with respect thereto and assuming the due authorization, execution, and delivery by the other parties thereto constitute legal, valid and binding obligations of Sublessor enforceable against it in accordance with their respective terms except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws and general principles of equity.

            (c) No Violation. Neither the execution, delivery or performance by Sublessor of the Operative Agreements nor the consummation of any of the transactions by Sublessor contemplated thereby contravenes any law, regulation, order or judgment applicable to or binding on Sublessor, or any provision of the charter or by-laws (each as amended to date) of Sublessor or will result in the creation of a Lien on any part of the Aircraft under, or will result in a breach of, or constitute a default under, or contravene any provisions of, any contract, agreement or instrument to which Sublessor is a party or by which it or its properties are bound, except for the Liens of the Operative Agreements.

            (d) No Consents or Approvals. Neither the execution, delivery or performance by Sublessor of the Operative Agreements nor the consummation by Sublessor of any of the transactions contemplated thereby requires the consent or approval of, the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of, any Federal, state or local governmental commission, authority, agency or body except for the filings and recordings of this Sublease and the Sublease Supplement with the FAA and filings, if any, made pursuant to any routine recording or regulatory requirements applicable to Sublessor.

            (e) U.S. Citizenship. As of the date hereof to Sublessor's knowledge, each of the Owner and Head Lessor of the Airframe is a "citizen of the United States," as defined in Section 40102(a)(15) of the Act. If either the Owner or Head Lessor of the Airframe is not now or ceases to be a "citizen of the United States" within the meaning of the foregoing definition, Sublessor agrees to take appropriate measures under the Head Lease with respect to the Airframe to prevent deregistration of the Airframe under the Act or limitation on use or operation of the Aircraft.

            (f) Sublessor's Liens. There is no Lien on the Aircraft attributable to Sublessor or to Sublessor's knowledge, Head Lessor or Owner except for (i) Liens of the type identified in clauses (a), (b), (f), (g) and (h) of Section
9.1 hereof, (ii) Liens in favor of a Person who has provided, or prior to the Delivery Date will provide, to Sublessee a letter of quiet enjoyment in form and substance reasonably satisfactory to Sublessee and (iii) with respect to Engines only, Liens in favor of a Head Lessor, Owner or Lender so long as such Person does not interfere with Sublessee's possession and use of such Engine (collectively, "Permitted Sublessor/Head Lessor Liens"). Sublessor shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly any Head Lessor Lien or Sublessor Lien on the Airframe or any part thereof other than a Permitted Sublessor/Head Lessor Lien. In addition, if any Head Lessor, Owner or Lender holding a Lien on an Engine shall interfere with Sublessee's use and possession of such Engine, Sublessor shall (a) provide Sublessee with a replacement engine for use on the Airframe, (b) induce such Head Lessor, Owner or Lender to enter into an engine exchange or (c) take other appropriate steps to cure such interference. Sublessor will indemnify and hold harmless the Sublessee from and against any loss, cost or expense (including legal fees and expenses incurred by Sublessee) as a result of the imposition or enforcement against the Aircraft, or any part thereof, of any Sublessor Lien or Head Lessor Lien.

            (g) No Transfer. Sublessor shall not transfer any interest in the Aircraft or the Sublease except in compliance with Section 15.4.

            (h) Disclaimers. SUBJECT TO SATISFACTION OF THE CONDITIONS SET FORTH IN SECTION 2 HEREOF, SUBLESSOR SUBLEASES AND SUBLESSEE EXPRESSLY AGREES TO TAKE THE AIRCRAFT "AS IS". EXCEPT AS SET FORTH IN SECTION 4.2(f) HEREOF SUBLESSOR MAKES, HAS MADE OR SHALL BE DEEMED TO HAVE MADE NO -- AND SUBLESSEE HEREBY EXPRESSLY DISCLAIMS ANY-- REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, COMPLIANCE WITH SPECIFICATIONS, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE AIRCRAFT, OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, OR ANY PART THEREOF, IT BEING UNDERSTOOD THAT SUBLESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT TO ANY OF THE FOREGOING MATTERS AND THAT ALL RISKS OF ANY NATURE INCIDENT THERETO ARE TO BE BORNE BY SUBLESSEE.

      Sublessor agrees to and does hereby authorize Sublessee to exercise for the account of Sublessor such rights as Sublessor may have under any warranty, express or implied, with respect to the Aircraft made by the manufacturer of the Airframe, Engines or any Part thereof, any subcontractor or supplier thereof, or any other seller thereof, and Sublessor agrees to exert its diligent efforts, at Sublessee's expense, to enforce such rights as Sublessor may have with respect thereto for the benefit of Sublessee; provided, however, that upon an Event of Default and termination of this Sublease all such rights shall immediately revert to Sublessor.

      4.3 Subordination of Sublease to Head Lease. SUBLESSEE ACKNOWLEDGES THAT THIS SUBLEASE IS SUBJECT AND SUBORDINATE TO ALL THE TERMS OF THE HEAD LEASE COVERING THE AIRFRAME, INCLUDING WITHOUT LIMITATION THE RIGHTS OF THE HEAD LESSOR OF THE AIRFRAME TO REPOSSESSION PURSUANT TO ARTICLE 14 OF THE HEAD LEASE. WITHOUT LIMITING THE FOREGOING, THE HEAD LESSOR OF THE AIRFRAME MAY AVOID OR TERMINATE THIS SUBLEASE FOLLOWING AN EVENT OF DEFAULT UNDER SUCH HEAD LEASE. IF THE HEAD LESSOR OF THE AIRFRAME DECLARES SUCH HEAD LEASE TO BE IN DEFAULT PURSUANT TO ARTICLE 14 THEREOF, THE SUBLESSOR'S RIGHTS UNDER THIS SUBLEASE SHALL AUTOMATICALLY BE DEEMED ASSIGNED AS SECURITY TO THE HEAD LESSOR OF THE AIRFRAME.

      If as a result of an event of default under, or termination of, the Head Lease covering the Airframe, the rights of Sublessee under this Sublease are terminated, and no Event of Default by Sublessee under this Sublease has occurred and is continuing, then such event of default under, or termination of, such Head Lease shall be a breach by Sublessor under this Sublease that will entitle Sublessee to all rights and remedies in respect of such default under all applicable laws. In addition, Sublessor agrees to indemnify Sublessee from and against any and all losses, costs and liabilities incurred by Sublessee resulting therefrom.

                                  ARTICLE 5

               REGISTRATION, POSSESSION, MAINTENANCE, OPERATION

      5.1 Registration and Insignia. (a) Sublessee acknowledges that title to the Airframe shall remain vested in the Head Lessor of the Airframe and title to each Engine shall remain vested in the Head Lessor or Owner of such Engine during the Term. Sublessee shall, at its own expense, maintain the registration of the Aircraft with the FAA to reflect the interest of Head Lessor of the Airframe as owner. Sublessee shall reasonably cooperate with Sublessor, to the extent Sublessee's cooperation is required, in connection with causing any documents evidencing any Lender's interest in the Aircraft pursuant to any Facility Lien to be filed with the FAA. Sublessee agrees to take no action which would result in the Airframe failing to remain duly registered in the name of Head Lessor of the Airframe with the FAA under the Act (it being understood that Sublessee shall not be required to comply with this covenant to the extent that the Head Lessor or Owner of the Airframe fails to comply with its covenants in the Head Lease covering the Airframe and related documents to maintain its citizenship or takes any other action which precludes or prevents such registration from being maintained and makes such compliance by Sublessee impossible).

      (b) Nameplate. If permitted under applicable law or governmental regulation and to the extent provided by Sublessor, Sublessee agrees to maintain in the cockpit of the Airframe and on each Engine the nameplates or stencils or other appropriate markings currently installed on the Airframe and Engines and any substitute nameplate or stencils that may be provided by Sublessor or reasonably requested by Sublessor to be obtained by Sublessee (such nameplate or other markings to be replaced, if necessary, with a nameplate or other markings reflecting the name of any successor Head Lessor or the addition of the name of a Lender or the name of the Sublessor within a reasonable period of time after notice by Sublessor).

      5.2 Possession. (a) Shipping, Testing and Repair. Except as expressly provided herein, Sublessee will not sell, sub-sublease or otherwise deliver, transfer or relinquish possession of the Aircraft, the Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than the Airframe; provided, however, that, so long as no Event of Default has occurred and is continuing, Sublessee may, without such consent, deliver possession of the Aircraft, Airframe or any Engine, or Part thereof, (i) to any Person for the purpose of shipping or (ii) to the manufacturer thereof or to any other organization for testing, service, repair, maintenance or overhaul work or similar purposes or for required or permitted alterations or modifications in or additions to the Aircraft, Airframe or any Engine.

      With respect to any transaction pursuant to the preceding paragraph of this Section 5.2(a), Sublessee shall remain primarily liable hereunder for the performance of all the terms of this Sublease to the same extent as if such contract or transfer had not occurred.

      (b) Limitations on Transfers of Possession Imposed by the Head Leases. Sublessee acknowledges that the Head Leases specifically prohibit any sublessee of the Aircraft (including the Sublessee) from transferring possession of or any other rights to the Aircraft or any Engine to any other Person except as permitted by Section 5.2(a).

      Without limiting the foregoing, Sublessee agrees that it will not do any of the following without the prior written consent of Sublessor and the relevant Head Lessor:

      (1) United States Government. Transfer possession of the Aircraft, Airframe or any Engine to the Government pursuant to a contract or to the Civil Reserve Air Fleet Program or any similar or substitute programs;

      (2) Installation of Engines. Install an Engine on an airframe owned by Sublessee; or

      (3) Installation of Engines on Other Airframes. Install an Engine on an airframe leased to, or purchased by, Sublessee subject to a lease, conditional sale, trust indenture or other security agreement.

       (c) Recognition of Rights. Sublessor hereby agrees for the benefit of each lessor, conditional seller, indenture trustee or secured party of any engine leased to or purchased by Sublessee subject to a lease, conditional sale, trust indenture or other security agreement that Sublessor will not acquire or claim, as against such lessor, conditional seller, indenture trustee or secured party, any right, title or interest in any engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease, conditional sale, trust indenture or other security agreement and owned by such lessor or conditional seller or subject to a trust indenture or security interest in favor of such indenture trustee or secured party.

      5.3 Maintenance. At its own cost and expense, Sublessee shall enter into the MSA prior to delivery of the Aircraft. If for whatever reason Sublessee terminates the MSA, from and after the date of such termination, at its own cost and expense, Sublessee shall:

      (a) perform maintenance, service, repair and testing of the Aircraft, Airframe and each Engine in accordance with an FAA-approved maintenance program for the Aircraft, Airframe and Engines, so as to keep the Aircraft, the Airframe and each Engine and each part thereof in good operating condition in conformity with any manufacturer's operating manual, instructions or service bulletins and in accordance with Sublessee's standard practices for similar Equipment (including without limitation Sublessee's maintenance program for such Equipment, as from time to time in effect and approved to the extent required by law by the FAA), which practices shall at all times be at or above the standard of the industry for maintenance of similar Equipment; and in the case of the Aircraft, without prejudice to Sublessee's right to receive contribution to the cost of compliance in accordance with Section 6.3 hereof, in such condition as may be necessary to enable the airworthiness certificate of the Aircraft to be maintained under the applicable rules and regulations of the FAA; provided that if the Aircraft is not registered under the Act pursuant to Section 5.1 hereof, the Aircraft shall nevertheless at all times be maintained in the condition necessary to enable the Sublessor or Sublessee to obtain an airworthiness certificate for the Aircraft under the Act;

      (b) maintain all records, logs and other materials required by the FAA to be maintained in respect of each item of Equipment;

      (c) promptly furnish to Sublessor such information as may be required to enable the Head Lessor to file any reports required to be filed by it with any governmental authority because of Head Lessor's ownership of the Equipment; and

     (d) not discriminate against the Aircraft (as compared to other aircraft of the same type owned or operated by Sublessee) in contemplation of the expiration or termination of the Sublease with respect to the maintenance of the Aircraft, other than withdrawal of the Aircraft from use and operation as is necessary to prepare the Aircraft for return to Sublessor upon such expiration or termination.

      5.4 Operations. (a) Sublessee shall not maintain, service, repair, test, use or operate any item of Equipment in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign) over the Aircraft, or in violation of any airworthiness certificate, license or registration relating to any item of Equipment issued by any such authority or in violation of or conflict with any applicable maintenance or operations manual or manufacturer's guidelines or inconsistent with prudent commercial airline standards, unless Sublessee is contesting in good faith the validity or application of any such law, rule, regulation, order, certificate, license or registration by appropriate proceedings in any reasonable manner which does not create a material risk of sale, loss or forfeiture of any Equipment or any interest therein or result in the grounding of the Aircraft. If any such law, rule, regulation or order requires alteration of any item of Equipment, unless the validity thereof is being contested in good faith and by appropriate proceedings in any reasonable manner which does not create a material risk of sale, loss or forfeiture of any Equipment or any interest therein, the Sublessee will, subject to its rights under Sections 6.3 and 7.7 hereof, conform thereto or obtain conformance thereto at no expense to Sublessor and will maintain such item of Equipment in proper operating condition under such laws, rules, regulations and orders.

      (b) Sublessee agrees not to operate, use or locate the Aircraft, the Airframe or any Engine, or permit the Aircraft, the Airframe or any Engine to be operated, used or located (i) in any area excluded from coverage by the insurance required by the terms of Section 8, or (ii) in any war zone or in any recognized or, in Sublessee's reasonable judgment, threatened area of hostilities unless fully covered by war risk insurance satisfying the terms of
Section 8, or unless the Aircraft, the Airframe or such Engine is operated or used under contract with the Government under which contract the Government assumes liability in an amount not less than the amount of insurance and providing coverage as full and complete as otherwise required by Section 8 for any damage, loss, destruction or failure to return possession of the Aircraft, the Airframe or such Engine at the end of the term of such contract or for injury to persons or damage to property of others.

                                  ARTICLE 6

                REPLACEMENT AND POOLING OF PARTS; ALTERATIONS,
                         MODIFICATIONS AND ADDITIONS

      6.1 Replacement of Parts. Except as otherwise provided herein and if for whatever reason Sublessee terminates the MSA, from and after the date of such termination, Sublessee, at its own cost and expense, will promptly replace (or cause to be replaced) all Parts which may from time to time be incorporated in the Aircraft, Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, Sublessee may, at its own cost and expense, remove (or cause to be removed under the MSA) in the ordinary course of maintenance, service, repair, overhaul or testing any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, however, that Sublessee, except as otherwise provided herein, at its own cost and expense, will, replace (or cause to be replaced) such Parts as promptly as practicable with equivalent Parts of the same make, model and part number or an improved make, model or part number and made by the same manufacturer and in accordance with Continental's maintenance policies and procedures. All replacement Parts shall be free and clear of all Liens (except for pooling arrangements permitted by Section 6.2 hereof) and shall be in good operating condition and have a value and utility not less than the value and utility of the Parts replaced (assuming such replaced Parts were in the condition required hereunder). Subject to Section 6.3 hereof, all Parts at any time removed from the Aircraft, Airframe or any Engine shall remain the property of relevant Head Lessor or Owner of such Airframe or Engine, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated in the Aircraft, Airframe or such Engine and which meet the requirements for replacement Parts specified above. Except as provided in
Section 6.2 hereof, immediately upon any replacement Part becoming incorporated in the Aircraft, Airframe or such Engine as above provided, without further act,
(i) title to the replaced Part shall thereupon vest in Sublessee free and clear of all Sublessor Liens and all rights of Sublessor and all Head Lessor Liens and all rights of Head Lessor and Owner, and the replaced Part shall no longer be deemed a Part hereunder, (ii) title to such replacement Part shall thereupon vest in the Head Lessor of the Airframe (in the case of replacement Parts incorporated in the Airframe) or Head Lessor or Owner of the relevant Engine (in the case of replacement Parts incorporated in such Engine) (subject only to Permitted Liens), and (iii) such replacement Part shall become subject to this Sublease and be deemed part of the Aircraft, Airframe or such Engine for all purposes hereof to the same extent as the Parts originally incorporated in such Aircraft, Airframe or Engine.

      6.2 Title to Parts. Any replacement Part when incorporated in an item of Equipment in accordance with Section 6.1 hereof may be owned by a third party subject to a normal pooling arrangement, so long as Sublessee as promptly thereafter as reasonably possible either (i) causes title to such replacement Part to vest in the relevant Head Lessor or Owner in accordance with Section 6.1, free and clear of all Liens, or (ii) replaces (or causes to be replaced) such replacement Part by incorporating in the Aircraft, Airframe or such Engine a further replacement Part owned by Sublessee free and clear of all Liens (except Permitted Liens) and by causing title to such further replacement Part to vest in the relevant Head Lessor or Owner in accordance with Section 6.1.

      6.3 Alterations, Modifications and Additions. Sublessee shall make (or cause to be made under the MSA or otherwise) such alterations and modifications in and additions to the Equipment at its expense as may be required from time to time to meet all applicable standards of the FAA or other governmental authority having jurisdiction, unless the validity or application thereof is being contested in good faith by appropriate proceedings (but only so long as such proceedings do not involve any material risk of sale, forfeiture or loss of any of the Equipment or any interest therein). If any mandatory modification work is required, Sublessee shall pay for the first $__________ of the actual cost for any one such mandatory modification and the first $__________ of the actual cost for multiple such mandatory modifications. If the actual cost of such mandatory modification (that is, without markup) exceeds $__________ for any one such mandatory modification and $__________ for multiple such mandatory modifications, then Sublessor shall reimburse Sublessee for a portion of such excess cost in an amount equal to the excess of such cost over $__________ (in the case of a single mandatory modification) or $__________ (in the case of multiple such mandatory modifications) multiplied by a fraction, the numerator of which is the number of months then remaining in the Term of this Sublease and the denominator of which is 84. The Sublessor shall reimburse Sublessee for the balance of such excess cost to Sublessee promptly following completion of such mandatory modification, provided that no Event of Default has occurred and is continuing.

      In addition, Sublessee, at its own cost and expense, may from time to time request that Continental make under the MSA such alterations and modifications in and additions to any item of Equipment as Sublessee may deem desirable in the proper conduct of its business; provided, however, that no such alteration, modification or addition shall diminish, in Sublessor's reasonable determination, the value or utility of such item of Equipment below the value, utility and airworthiness thereof immediately prior to such alteration, modification or addition, assuming such item of Equipment was then in the condition and airworthiness required to be maintained by the terms of this Sublease. Except as otherwise provided herein, title to all Parts (other than Removable Parts (as defined below)) incorporated in an item of Equipment as the result of such alteration, modification or addition shall, without further act, vest in the Head Lessor and become subject to this Sublease. Notwithstanding the foregoing sentence of this Section 6.3, so long as no Event of Default shall have occurred and be continuing, Sublessee may request that Continental under the MSA remove any Part (such Part being referred to herein as a "Removable Part") at any time during the Term if (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated in the Aircraft, Airframe or such Engine at the time of delivery thereof hereunder,
(ii) such Part is not required, in Sublessor's determination, to be incorporated or installed in or attached or added to such item of Equipment pursuant to the terms of Section 5.3 or 5.4 hereof or the first sentence of this Section 6.3 and
(iii) such Part can be removed from such item of Equipment without diminishing or impairing, in Sublessor's determination, the value, utility or airworthiness which such item of Equipment would have had at such time had such alteration, modification or addition not occurred. Removable Parts may be subleased from third parties other than Sublessor. Upon the removal by Sublessee (or by Continental under the MSA) of any Part as above provided, title thereto shall, without further act, vest in Sublessee and such Part shall no longer be deemed part of the Aircraft, Airframe or such Engine from which it was removed. Any Part not removed as above provided prior to the return of such item of Equipment to Sublessor hereunder shall remain the property of Head Lessor provided that Sublessor may require Sublessee, in connection with the return of the Aircraft pursuant to Section 12 hereof, to remove any Removable Part from the Aircraft and to restore the Aircraft to its condition prior to the addition of such Removable Part. Sublessor shall not bear any liability for any alteration, modification or addition or for any grounding or suspension of certification of any item of Equipment or for loss of revenue.

                                  ARTICLE 7

                        LOSS, DESTRUCTION, REQUISITION

      7.1 Event of Loss with Respect to Airframe. Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and one or more Engines, Sublessee shall give Sublessor prompt (and in any event within 14 days after such occurrence) written notice of such Event of Loss and within the time period prescribed below shall make payment to the Sublessor for the items of Equipment subject to such Event of Loss as provided below.

      Not later than the earlier to occur of (i) the 60th day following the date of the occurrence of such Event of Loss, or (ii) the second Business Day following the receipt of insurance proceeds with respect to such occurrence, Sublessee shall pay to Sublessor (or to such other party as Sublessor directs), in the manner and in funds of the type specified in Section 3.3, (A) the Stipulated Loss Value for the Aircraft as of the Stipulated Loss Value Date immediately preceding such Event of Loss, unless such Event of Loss occurred on a Stipulated Loss Value Date, in which case Stipulated Loss Value shall be computed as of such date, and (B) any other Rent (including Basic Rent) which is due and payable through and including the date of payment (excluding the payment of or Basic Rent due on the date of payment).

      At such time as Sublessor shall have received the sum of the amounts specified above, together with all other amounts then due and payable hereunder,
(A) the obligation of Sublessee to pay Basic Rent hereunder with respect to the Aircraft for any period commencing after the date of payment of such amounts shall terminate, (B) the Term for the Aircraft shall end, and (C) Sublessor will use its best efforts to cause Head Lessor to Transfer the Aircraft to Sublessee, subject to the rights of any insurer.

      Unless and until Sublessee pays the amounts required pursuant to Section 7.1(a), no Event of Loss with respect to an Airframe under the circumstances contemplated by the terms of this Section 7.1 shall result in any reduction of Basic Rent.

      7.2 Event of Loss with Respect to an Engine. (a) Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, Sublessee shall give Sublessor prompt written notice (and in any event within 10 days after such occurrence) thereof and shall, as promptly as possible and in any event, within 120 days after the occurrence of such Event of Loss either, at the option of Sublessor, (1) convey or cause to be conveyed to the relevant Head Lessor or Owner of such Engine, as replacement for the Engine with respect to which such Event of Loss occurred, title to another General Electric model CF6-50C2 engine, which engine shall be free and clear of all Liens, other than Permitted Liens referred to in clauses (a), (c), (d) and (e) of the definition thereof, and having a value and utility (taking into consideration such Engine's life-limited parts and time since heavy maintenance on each of such Engine's modules) at the time of substitution at least equal to, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming such Engine was in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss, or (2) pay the Stipulated Loss Value for such Engine to Sublessor.

      (b) Upon full compliance by Sublessee with the terms of Sections 7.2(a) and 7.3 hereof and if no Event of Default shall have occurred and be continuing, the Sublessor shall use its best efforts to cause the Head Lessor or Owner of the Engine that was subject to such Event of Loss to Transfer such Engine to the Sublessee or as the Sublessee shall direct, subject to the rights of any insurer. Upon such Transfer, such Engine subject to such Event of Loss shall cease to be an "Engine" hereunder.

      No Event of Loss with respect to an Engine under the circumstances contemplated by the terms of this Section 7.2 shall result in any reduction of Basic Rent.

      7.3 Documents Required in Connection with Substitution. Prior to or at the time of any substitution for any Engine pursuant to Section 7.2(a) hereof, Sublessee will promptly, at its sole cost and expense:

            (i) provide Sublessor with a full warranty bill of sale in form and substance satisfactory to the relevant Head Lessor or Owner for such replacement Engine duly conveying title to such item to such Head Lessor or Owner, and take such other action as such Head Lessor or Owner may reasonably request in order that title to such replacement Engine shall be duly vested in such Head Lessor or Owner;

            (ii) cause a Sublease Supplement, in form and substance reasonably satisfactory to Sublessor, subjecting such replacement Engine to this Sublease, duly executed by Sublessee, to be delivered to Sublessor for execution and, upon such execution, to be filed for recordation with the FAA pursuant to the Act;

            (iii) provide Sublessor with evidence of compliance with the insurance provisions of Article 8 hereof with respect to such replacement Engine as Sublessor or the relevant Head Lessor or Owner may reasonably request;

            (iv) provide Sublessor with an officer's certificate signed by an officer of Sublessee certifying that, upon consummation of such replacement, no Event of Default will exist hereunder;

            (v) promptly upon the recordation of the Sublease Supplement covering such replacement Engine pursuant to the Act, Sublessee, at its sole cost and expense will cause to be delivered to Sublessor and Lender an opinion of counsel satisfactory to Sublessor as to the due recordation of such Sublease Supplement and, so long as the Facility Lien exists and assuming that Sublessor and Lender have taken all necessary action to perfect the Facility Lien with respect to the replacement Engine, as to the existence of Liens on the replacement Engine to the same effect as the opinion of FAA counsel delivered in connection with the original recordation of the Sublease; and

            (vi) furnish such other certificates and opinions as Sublessor and the relevant Head Lessor and Owner may deem reasonably necessary or appropriate, in form, scope and substance satisfactory to each of them.

      7.4 Application of Payments from Governmental Authorities for Requisition of Title. Any payments (other than insurance proceeds the application of which is provided for in Article 8 hereof) received at any time by Sublessor or Sublessee from any governmental authority or other Person with respect to any Event of Loss resulting from the condemnation, confiscation, theft or seizure of, or requisition of title to or use of any item of Equipment will be applied as follows:

            (a) If such payments are received with respect to an Event of Loss relating to the Airframe or the Airframe and the Engines or engines installed on the Airframe, so much of such payments as shall not exceed Stipulated Loss Value shall be applied in reduction of Sublessee's obligation to pay such Stipulated Loss Value and other amounts required to be paid by Sublessee hereunder, if not already paid by Sublessee, or, if already paid by Sublessee, shall so long as no Event of Default shall have occurred and be continuing, be applied to reimburse Sublessee for its payment of such Stipulated Loss Value and other amounts; and the balance, if any, of such payment remaining thereafter will be paid over to, or retained by, Sublessee.

             (b) If such payments are received with respect to an Engine under circumstances contemplated by Section 7.2 hereof, such payments shall be paid over to, or retained by, Sublessee, provided Sublessee shall have fully performed or, concurrently therewith, will fully perform the terms of Section 7.2(a) with respect to the Event of Loss for which such payments are made.

      7.5 Requisition for Use by the Government. In the event of the requisition for use or transfer of possession to the Government of any item of Equipment not constituting an Event of Loss during the Term, Sublessee shall promptly notify Sublessor of such requisition and, unless such requisition shall constitute an Event of Loss (in which case the Sublessee shall comply with Section 7.1 or 7.2 hereof, as the case may be), all of Sublessee's obligations under this Sublease with respect to the Airframe and the Engines shall continue to the same extent as if such requisition had not occurred. If the Airframe and Engines or engines installed thereon are not returned by the Government prior to the end of the Term, Sublessee shall be obligated to return such item of Equipment to Sublessor pursuant to, and in all other respects in compliance with the provisions of,
Article 12 hereof, promptly upon its return by the Government, and upon compliance therewith by Sublessee, the Sublessor shall (to the extent that it is lawfully able to do so) assign to the Sublessee all of the Sublessor's rights against the Government with respect to the condition and fitness of such item of Equipment, including all repair obligations of the Government upon return by it of the item of Equipment at the expiration of the period of requisition for use. All payments received by Sublessor or Sublessee from the Government that are allocable to use of such item of Equipment during the Term shall be paid over to, or retained by, Sublessee; and all other payments received by Sublessor or Sublessee from the Government for the use of the Airframe and Engines or engines after January 2, 2002 shall be paid over to, or retained by, Sublessor.

      7.6 Application of Payments During Existence of Event of Default. Any amount referred to in Section 7.4(a), 7.4(b) or 7.5 hereof which is payable or creditable to or retainable by Sublessee shall not be paid or credited to or retained by Sublessee if, at the time of such payment, credit or retention, an Event of Default shall have occurred and be continuing hereunder but shall be paid to and held by Sublessor as security for the obligations of Sublessee under this Sublease and, if Sublessor declares this Sublease to be in default pursuant to Section 14 hereof, applied against Sublessee's obligations hereunder as and when due and at such time as there shall not be continuing any such Default, such amount shall be paid to Sublessee to the extent not previously applied in accordance the terms hereof.

      7.7 Replacement of Engines. Upon not less than 35 days' prior written notice to Sublessor, Sublessee may, subject to Sublessor's prior written consent (which may be given or withheld in its sole discretion), replace any Engine subleased hereunder with another engine (the "replacement Engine") of the same or improved make and model as the Engine which is to be replaced and which has a value and utility (taking into account such Engine's life-limited parts and time since heavy maintenance on each of such Engine's modules) at least equivalent to, and in as good operating condition as, such replaced Engine assuming such replaced Engine was in the condition and repair required by the terms of this Sublease. Such replacement Engine shall be deemed to be an "Engine" and Sublessor and Sublessee shall comply with the provisions of Section 7.2(a) and
7.3 with regard to the replacement Engine and the Engine so replaced.

                                  ARTICLE 8

                                  INSURANCE

      8.1 Public Liability and Property Damage Insurance. Sublessee shall at all times procure and maintain at is own expense policies of public liability insurance (including, without limiting the generality of the foregoing, passenger legal liability insurance) and property damage insurance (exclusive of manufacturer's product liability insurance), including, without limiting the generality of the foregoing, aircraft liability, aircraft passenger liability, contractual liability and cargo and baggage liability and property damage liability, with respect to the Aircraft, Airframe and Engines (a) in amounts which are not less than the public liability and property damage liability insurance applicable to similar aircraft and engines which comprise Sublessee's fleet; (b) of the types usually carried by United States commercial air carriers and in no event less than the limit of liability set forth on Schedule 1 hereto and (c) which is maintained in effect with insurers of recognized responsibility and reasonably acceptable to Sublessor. With respect to the insurance described in this clause, Sublessee may self-insure by way of deductible, franchise or similar provision in such insurance policies, the risk required to be insured against pursuant to the first sentence in this Section 8.1. The amount of such self-insurance shall not exceed $_______ for any one occurrence.

      All such policies of insurance carried in accordance with this Section 8.1 shall (A) name Head Lessor of the Airframe as owner of the Airframe and Sublessor and each Owner and Lender (if any) as additional named insureds (the "Additional Insureds"), as their respective interests may appear (but without imposing upon any such parties any obligation imposed upon the insured, including the liability to pay the premiums for such policies, (B) provide that in respect of the interests of Sublessor and each Head Lessor, Owner and Lender (if any) in such policies, the insurance shall not be invalidated by any action or inaction of Sublessee and shall insure the Additional Insureds as their interests may appear regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Sublessee, (C) provide that if such insurance is to be cancelled for any reason whatever, or any material change is to be made in the coverage which materially adversely affects the interests of the Additional Insureds or if such insurance may be allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to the Additional Insureds for 30 days (ten days in the case of cancellation for non-payment and seven days or such shorter period as may be generally available in case of any war risk and allied perils coverage) after written notice is given to the Additional Insureds from such insurers of such cancellation, change or lapse, (D) be effective with respect to both domestic and international operation, (E) provide that the insurers shall waive any right to any setoff, recoupment or counterclaim or any other deduction, by attachment or otherwise, (F) provide that all the provisions thereof, except the limits of the liability of the insurer under such policy, shall operate in the same manner as if there were a separate policy covering each insured, (G) provide that the Additional Insureds shall not be liable for any insurance premium, (H) be primary and without right of contribution from other insurance which may provide coverage to the Additional Insureds and (I) expressly provide that the insurers shall waive any rights of subrogation against the Additional Insureds.

      8.2 Insurance Against Loss or Damage to Aircraft. At its own expense, Sublessee shall maintain in effect with insurers of recognized responsibility and reasonably acceptable to Sublessor all-risk aircraft hull insurance (including flight, taxiing and ingestion coverage) covering the Aircraft and all risk insurance on the Engines and Parts while removed from the Aircraft including war-risk insurance if the Aircraft, the Airframe or any Engine is being operated (i) in any recognized or, in Sublessee's reasonable judgment, threatened area of hostilities, or (ii) on international routes and war risk insurance is customarily maintained by other U.S. air carriers operating on such routes, which war risk insurance shall be of the type and form, and in an amount not less than that, carried by Sublessee on similar equipment owned or Subleased by Sublessee and is in an amount not less than the Stipulated Loss Value. If such war-risk insurance is not so available from private insurers, the Sublessee shall maintain such war risk insurance to the extent available from the United States Government or any agency thereof. With respect to the insurance described in this clause, Sublessee may self-insure, by means of a deductible, franchise or similar provision in such insurance policies, the risk required to be insured against pursuant to the first sentence of this Section 8.2 in accordance with the then current airline industry practice and in an amount not exceeding that which is maintained by Sublessee in accordance with its fleet-wide practice; provided that the amount of such self-insurance with respect to the Aircraft shall not exceed $_________ for any one occurrence.

      Any policies maintained in accordance with this Section 8.2 shall

       (a) name the Head Lessor of the Airframe (or, if the Head Lessor of the Airframe so directs, Lender) as loss payee,

       (b) without prejudice to Sublessee's rights under Section 8.4 and 8.8 hereof, provide that payment for any loss in excess of $__________ shall be payable to the Head Lessor of the Airframe (or, if the Head Lessor of the Airframe so directs, to the Lender), except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case the Sublessee shall arrange for any payment of insurance proceeds in respect of such loss to be held for the account of the Head Lessor of the Airframe (or if the Head Lessor of the Airframe so directs, the Lender) whether such payment is made to the Sublessee or any third party,

      (c) provide that in respect of the respective interests of the Additional Insureds in such policies, the insurance shall not be invalidated by any action or inaction of the Sublessee or any other Person insured thereby (other than action or inaction of such Additional Insured, as the case may be), and shall insure the Additional Insureds as their interests may appear, regardless of any breach or violation by the Sublessee or any other Person insured thereby (other than such Additional Insured) of any warranties, declarations or conditions contained in such policies,

      (d) provide that if such insurance is to be cancelled for any reason whatever, or any material change is to be made in the coverage which adversely affects the interest of Sublessor or Lender, if any, if such insurance may be allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Sublessor or any Head Lessor, Owner or Lender, if any, for 30 days (ten days in the case of cancellation for non-payment and seven days or such shorter period as may be generally available in case of any war risk and allied perils coverage) after written notice is received by such Person from such insurers of such cancellation, change or lapse;

      (e) provide that the insurers shall waive any rights of subrogation against Sublessor and each Head Lessor, Owner and Lender, if any;

      (f) provide that the insurers shall waive any right to any set-off, recoupment or counterclaim or any other deduction, by attachment or otherwise;

      (g) provide that none of Sublessor, any Head Lessor, Owner or Lender, if any, shall be liable for any insurance premium; and

      (h) be effective with respect to both domestic and international operation.

      8.3 Government Indemnity. Notwithstanding any other provision of this Sublease requiring Sublessee to maintain insurance (but without otherwise affecting any obligations of the Sublessee, or any rights of Persons other than the Sublessee, under this Article 8), Sublessor agrees to accept, in lieu of insurance against any risk with respect to the Aircraft, indemnification from the Government against such risks and in an amount which, when added to the amount of insurance against such risk maintained by Sublessee (including permitted self-insurance) with respect to the Aircraft, shall be at least equal to the amount of insurance against such risk otherwise required by this Article 8.

      8.4 Application of Insurance Proceeds. As between Sublessor and Sublessee, it is agreed that all insurance payments received as the result of the occurrence of an Event of Loss with respect to an item of Equipment will be applied as follows:

     (a) if such payments are received with respect to an Event of Loss relating to the Airframe or the Airframe and one or more Engines or engines installed on the Airframe, so much of such payments as shall not exceed the amounts due under Section 7.1 hereof shall be applied in reduction of Sublessee's obligation to pay such amounts, if not already paid by the Sublessee, or, if already paid by Sublessee, shall be applied to reimburse the Sublessee for its payments of such amounts, and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, the Sublessee; and

     (b) if such payments are received with respect to an Engine under the circumstances contemplated by Section 7.2 hereof, such payments shall be paid over to, or retained by the Sublessee, provided that the Sublessee shall have fully performed or, concurrently therewith, will fully perform under Section 7.2(a) hereof.

      8.5 Application of Insurance Proceeds for Other Than Event of Loss. As between Sublessor and Sublessee, the insurance proceeds of any property damage loss to any Equipment not constituting an Event of Loss will be applied in payment (or to reimburse the Sublessee) for repairs or for replacement property in accordance with the terms of Articles 5 and 6 hereof, and any balance remaining after compliance with such Articles with respect to such loss shall be paid to, or retained by, the Sublessee if the Sublessor shall have received from the Sublessee prior to making any such payment to the Sublessee an Officer's Certificate of the Sublessee certifying that the property so damaged has been repaired in full and that the costs of such repair (which costs shall be specified in such certificate) have been paid in full. If such repairs are made pursuant to contracts requiring progress payments or if such repairs are made by the Sublessee, such insurance proceeds shall be paid over to the Sublessee from time to time upon appropriate certification by the Sublessee.

      8.6 Application in Default. Any amount referred to in Sections 8.4(a) or
(b) or 8.5 hereof which is payable to the Sublessee shall not be paid to the Sublessee or, if it has been previously paid to the Sublessee, shall not be retained by the Sublessee, if at the time of such payment (a) in the case of
Section 8.4 hereof, a Default or an Event of Default shall have occurred and be continuing or (b) in the case of Section 8.5 hereof, an Event of Default or a Default which after lapse of time would constitute an Event of Default of the character referred to in paragraph (a), (b) or (c) of Article 13 hereof shall have occurred and be continuing. In such event, all such amounts shall be paid to and held by the Sublessor as security for the obligations of the Sublessee to make payments hereunder. At such time as there shall not be continuing any Default or Event of Default or, in the case of payments pursuant to Section 8.5 hereof, any Event of Default or Default of the character referred to above, all such amounts at the time held by the Sublessor in excess of the amount, if any, which the Sublessor shall have elected to apply as above provided shall be paid to the Sublessee.

      8.7 Certificates of Insurance. Sublessee agrees to furnish the Sublessor on the Delivery Date and on or prior to the date of renewal of the insurance required hereunder during the Term an insurance certificate and report signed by a firm of independent aircraft insurance brokers reasonably acceptable to Sublessor and the Head Lessor of the Airframe certifying that, in the opinion of such broker, the insurance then carried and maintained on each item of Equipment complies with the terms hereof. Such insurance certificate and report shall provide that (i) the broker will advise Sublessor and each Head Lessor, Owner and Lender, if any, in writing promptly of any default in the payment of any premium and (ii) no insurance provided pursuant to this Article 8 shall expire or terminate prior to thirty (30) days (ten days in the case of cancellation for non-payment or, with respect to war risk and allied perils insurance, seven (7) days or such shorter period as may be generally available) after written notice has been issued to Sublessor and each Head Lessor, Owner and Lender, if any. Upon the transfer by any Head Lessor, Owner or Lender, if any, of its interests in the Aircraft or any Engine, Sublessee will cooperate in obtaining new certificates naming the transferee of such interest.

      8.8 Insurance of Sublessee's Interest. (a) Nothing contained herein shall prevent Sublessee from carrying at its own expense additional insurance in excess of that required hereunder, and notwithstanding anything to the contrary contained elsewhere in this Sublease, any and all proceeds of such additional insurance shall be payable solely to Sublessee or the appropriate third party liability claimant, as the case may be. Nothing in this Article 8 shall be construed to prohibit the Sublessor or any Head Lessor or Owner from insuring the Aircraft, any Engine or its interest therein, but the insurance so maintained by the Sublessor or such Head Lessor or Owner shall not provide for or result in a reduction of the coverage or the amounts payable under any of the insurance required to be maintained by Sublessee by this Article 8.

      (b) If Sublessee shall fail to maintain or cause to be maintained insurance as herein provided, Sublessor may at its option (but shall not be obligated to) provide such insurance and in such event, Sublessee shall, upon demand, reimburse such Person for the cost thereof.

                                  ARTICLE 9

                            LIENS AND INDEMNITIES

      9.1 Liens. Sublessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, the Airframe or any Engine, title thereto or any interest therein except: (a) the respective rights of the parties to the Operative Agreements; (b) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of the Operative Agreements; (c) Sublessor Liens; (d) Head Lessor Liens; (e) Facility Liens; (f) liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine; (g) materialmen's, mechanics', workers', repairers', employees' or other like Liens for amounts the payment of which is either not yet delinquent for more than 60 days or is being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine; (h) Liens arising out of any judgment or award unless the judgment secured shall not, within 60 days after entry thereof, have been discharged or vacated or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within 60 days after the execution of such stay and provided such Lien presents no material risk of the forfeiture or loss of the Aircraft, Airframe or any Engine or of Sublessor's interest therein, and (i) any other Lien with respect to which Sublessee shall have provided security in form and amount adequate in the reasonable judgment of Sublessor. Sublessee will promptly take (or cause to be taken) such action at its own expense as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.

      9.2 General Indemnity. (a) Sublessee hereby agrees to assume liability for and to indemnify, protect, save and keep harmless the Sublessor and each Head Lessor, Owner and Lender (if any) and their respective successors, permitted assigns, affiliates, directors, officers, employees, agents and servants (in this Section 9.2 and in Section 9.3 hereof, collectively, the "Indemnitees") from and against any and all liabilities (including liability in tort, absolute or otherwise), obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements of whatsoever kind and nature (including reasonable legal fees and expenses) (any and all "Claims"), imposed on, incurred by or asserted against any Indemnitee (whether or not also indemnified against by any other Person under any other document) in any way relating to or arising out of (i) this Lease or (ii) the delivery, sublease, possession, use, operation, condition, return or other disposition of any item of Equipment, to the extent incurred or arising out of events occurring at any time after delivery of the Aircraft to Sublessor hereunder and prior to return of the Aircraft to Sublessor hereunder in full compliance by the Sublessee with all of the terms of this Sublease with respect thereto (including latent and other defects, whether or not discoverable by any Indemnitee or the Sublessee, and any claim for patent, trademark or copyright infringement); provided, however, that the Sublessee shall not be required (A) to indemnify Sublessor in respect of any amounts which Sublessor has specifically agreed to pay hereunder, (B) to indemnify any Owner or any of its Affiliates against loss, liability or expense incurred by any such Affiliate as a result of any claim against any such Affiliate in its capacity as manufacturer of the Engines and components thereof including claims for patent, trademark or copyright infringement, (C) to pay any cost, expense or disbursement (including legal fees and expenses) in connection with the entering into or withholding any future amendments, supplements, waivers or consents with respect to this Sublease or under any Head Lease other than such as have been requested by Sublessee, (D) to indemnify any Indemnitee for loss, liability or expense resulting from the willful misconduct or gross negligence of such Indemnitee or its successors, assigns, affiliates, agents or servants or, in the case of any Owner, any owner trustee acting for such Owner or, in the case of any such owner trustee, the relevant Owner, (E) to indemnify any Indemnitee for any loss, liability or expense which any of them may incur as the result of any failure or refusal of any of them to perform or observe any agreement, covenant or condition contained in any Operative Document, or (G) to indemnify any Indemnitee for any loss, liability or expense which any of them may incur as the result of any Head Lessor Lien or Sublessor Lien; provided further that Sublessee does not under this Section 9.2 assume liability for, or indemnify, protect, save and keep harmless, any Indemnitee from or against or in respect of any liabilities, obligations, losses, damages, penalties, claims, actions or suits in any way relating to or arising out of any Taxes, as defined in Section 9.3.

      Upon payment in full of any indemnities contained in this Section 9.2 by the Sublessee, it shall be subrogated to any rights of the Indemnitee in respect of the matter against which indemnity has been given, but any amount recovered by the Sublessee as a result of such subrogation shall, unless all amounts then due to such Indemnitee from the Sublessee have been paid, be held in trust by the Sublessee for and shall, to the extent of any such amount then due, be paid promptly after demand to, such Indemnitee. If any Indemnitee shall have knowledge of any claim or liability hereby indemnified against, it shall give prompt written notice hereof to the Sublessee and each other interested party, but the failure to do so shall not relieve Sublessee from any liability which it may have to such Indemnitee or any other Indemnitee except to the extent that the Sublessee shall demonstrate that such liability was materially increased as a result of such failure.

      If the Sublessee is required to make payment under this Section 9.2, the Sublessee shall pay the Indemnitee any amount which, after deduction of all taxes required to be paid by such Indemnitee in respect of the receipt thereof under the laws of the United States or of any foreign country or any political subdivision of either (after giving credit for any savings in respect of any taxes by reason of deductions, credits or allowances in respect of the payment of the expense indemnified against) shall be equal to the amount of such payment.

      (b) Contest. With respect to any Claim imposed on, incurred by, or asserted against one or more Continental Indemnitees but not imposed on, incurred by or asserted against any other Indemnitees, Sublessee shall be entitled, at its sole cost and expense, acting through counsel reasonably acceptable to the respective Continental Indemnitee, (i) in any judicial or administrative proceeding that involves solely one or more such Claims, to assume responsibility for and control thereof, (ii) in any judicial or administrative proceeding involving one or more such Claims and other claims related or unrelated to the transactions contemplated by this Sublease, to assume responsibility for and control of such Claims to the extent that the same may be and is severed from such other claims (and such Continental Indemnitee shall use its best efforts to obtain such severance), and (iii) in any other case involving such Claim, to be consulted by such Continental Indemnitee with respect to judicial proceedings subject to the control of such Continental Indemnitee. Notwithstanding any of the foregoing to the contrary, Sublessee shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings involving such a Claim (A) while an Event of Default under the Sublease shall have occurred and be continuing, (B) if such proceedings will involve any material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Aircraft, any item of Equipment, this Sublease or any part thereof unless Sublessee shall have protected Sublessor against such risk in a manner acceptable to Sublessor, (C) such Claims involved relate in any way to the business of any Indemnitee other than the transactions contemplated by this Sublease, (D) such Claims, in the opinion of independent counsel for such Continental Indemnitee reasonably satisfactory to Sublessee, have a reasonable possibility of otherwise compromising or jeopardizing any substantial interests of such Indemnitee, or
(E) promptly following the request of a Continental Indemnitee, Sublessee shall not have furnished such Continental Indemnitee with an opinion of independent counsel reasonably satisfactory to such Continental Indemnitee to the effect that there exists a meritorious basis for contesting such Claims. The Continental Indemnitee may participate with its own counsel, at its own expense, in any judicial proceeding controlled by Sublessee pursuant to the preceding provisions. The Continental Indemnitee shall supply Sublessee with such information reasonably requested by Sublessee as is necessary or advisable for Sublessee to control or participate in any proceeding to the extent permitted by this Section 9.2(b). Such Continental Indemnitee shall not enter into a settlement or other compromise with respect to any such Claims without the prior written consent of Sublessee, which consent shall not be unreasonably withheld or delayed, unless such Continental Indemnitee waives its right to be indemnified with respect to such Claims under this Section 9.2.

       9.3 General Tax Indemnity. (a) Sublessee agrees to pay and to indemnify and hold each Indemnitee (as defined in Section 9.2 hereof) harmless from all license, documentation, recording and registration fees, taxes, levies, imposts, duties, assessments, fees, charges and withholdings of any nature whatsoever, together with any penalties, fines, additions to tax or interest thereon, howsoever imposed, whether levied or imposed upon an Indemnitee or otherwise, by any Federal state or local government or governmental subdivision or taxing authority in the United States or by any foreign country or foreign taxing authority or territory or possession of the United States or any subdivision or taxing authority of any of the foregoing, upon or with respect to (i) the Equipment or any part thereof, (ii) the ownership, delivery, subleasing, possession, use, operation, storage, sale, transfer of title, return, or other disposition of the Equipment, (iii) the rentals, receipts or earnings arising from this Sublease, (iv) the execution, delivery or performance of the Operative Agreements, (v) any payment made pursuant to any such agreement or document or
(vi) the property or the income or other proceeds received with respect to property held by the Sublessor hereunder (all such license, documentation, recording and registration fees, taxes, levies, imposts, duties, assessments, fees, charges, withholdings, penalties, fines, additions to tax and interest imposed as aforesaid being hereinafter in this Section 9.3 called "Taxes").

       (b) Exclusions. Sublessee shall have no obligation to indemnify an Indemnitee under this Section 9.3 for

            (i) any Taxes to the extent contested by the Sublessee in good faith in accordance with the provisions of paragraph (c) below;

            (ii) any Taxes imposed as a result of a sale, transfer, assignment or other disposition, whether prior to, during or after the Term, with respect to any item of Equipment, by an Indemnitee of any interest in such item of Equipment, the trust created by the trust agreement between any Head Lessor and Owner (the "Owner Trust"), this Sublease or any Head Lease unless such sale, transfer, assignment or other disposition is made as the result of the exercise of remedies after an Event of Default pursuant to
      Article 14 hereof, but in no event shall the Sublessee be liable for any Taxes on, based on, or measured by or related to any income or gain realized upon any such disposition;

            (iii) any Taxes imposed with respect of an item of Equipment for any period (A) prior to the delivery of such item of Equipment by Sublessor to Sublessee pursuant to this Sublease or (B) after the redelivery of such item of Equipment to Sublessor or its designee or (C) after the expiration of the Term with respect thereto;

            (iv)  any Taxes imposed on or for the account of any Lender;

            (v) any Taxes on, based on or measured by, the net income of an Indemnitee and any Taxes enacted by any jurisdiction after the date of this Sublease which are, in effect, a substitute for or in lieu of any such Taxes and any Taxes, however denominated, based on or measured by, value added, except any such Taxes to the extent imposed on the receipt of a payment under this Section 9.3;

            (vi) any Taxes to the extent that such Taxes would not have been imposed had there not been a transfer by an original Indemnitee of an interest in an item of Equipment, the Owner Trust, this Sublease, or any Head Lease or, if such Taxes would have been imposed on or with respect to such original Indemnitee, such original Indemnitee would not have been entitled to indemnification with respect to such Taxes;

            (vii) any Taxes consisting of penalties, fines or interest imposed as a result of the failure of an Indemnitee to file any return or pay any amount when due, unless the Sublessee was responsible for such filing or payment;

            (viii) any Taxes included in the original cost to any Head Lessor of acquiring the Aircraft or any Engine;

            (ix) any Taxes to the extent such Taxes would not have been imposed had the Owner Trust and the Head Lessor of the Airframe been resident in the State of Utah; and

            (x) any Taxes imposed with respect to any fees or compensation received by Sublessor.

      (c) Contest. If a claim is made against an Indemnitee for any Taxes indemnified against under this Section 9.3, such Indemnitee will, within 10 days after such Indemnitee is aware of such claim, notify the Sublessee in writing of such claim, but the failure to do so will not relieve the Sublessee from any liability which it may have to such Indemnitee if, notwithstanding such failure, the Sublessee's ability to contest such claim under this paragraph (c) is not adversely affected. If requested by the Sublessee in writing, the Indemnitee shall permit the Sublessee to contest such claim at Sublessee's expense, upon receipt of an indemnity undertaking from Sublessee reasonably satisfactory to the Indemnitee for such Taxes and for all costs, expenses, legal and accountants' fees and disbursements, penalties, fines, additions to tax and interest resulting from such contest. Sublessee may contest such claim, in the name of the Sublessee or such Indemnitee, to the extent permitted by law, by (i) seeking administrative review of the claim, (ii) resisting payment thereof if possible, (iii) not paying the same except under protest, if protest is necessary and proper, (iv) if payment is made, using reasonable efforts to obtain a refund thereof in appropriate administrative or judicial proceedings, or both and (v) taking any other reasonable action appropriate to contest the claim.

      (d) Reports. In case any report or return is required to be made with respect to any obligation of the Sublessee under this Section 9.3 and unless an Indemnitee shall notify the Sublessee that it intends to make such report or return, the Sublessee either shall make such report or return in such manner as will show, if appropriate, the interest of the Sublessor, Head Lessor and Owner in the Aircraft or other item of Equipment, or shall promptly notify such Indemnitee, Sublessor, Head Lessor and Owner of such requirement and shall make such report or return in such manner as shall be reasonably satisfactory to such Indemnitee, the Sublessor, Head Lessor and Owner. All costs and expenses (including legal and accountants' fees) of preparing any such return or report shall be borne by the Sublessee. If an Indemnitee has notified the Sublessee pursuant to this subsection that it intends to make any report or return, the Indemnitee shall give the Sublessee written notice prior to either filing any return, statement or report with respect to any Taxes for which indemnification would be payable by the Sublessee under this Section 9.3 or paying any such Taxes and shall send a copy of such report or return to the Sublessee at least 10 days prior to the date on which such report or return is due to be filed or payment is to be made.

      (e) Repayments. If an Indemnitee obtains a refund of any Taxes with respect to which the Sublessee has paid an indemnity under this Section 9.3 or a reduction in any Taxes as a result of the payment or incurrence of any Tax for which the Sublessee has paid an indemnity under this Section 9.3, the Indemnitee shall pay to the Sublessee the amount of such refund or reduction, including any interest received thereon, plus any net reduction of Taxes imposed on such Indemnitee resulting from the payment to the Sublessee under this subsection. An Indemnitee is not required to make any payments to the Sublessee under this subsection to the extent that such payments would exceed the aggregate payments by the Sublessee to such Indemnitee under this Section 9.3.

      (f) Payments. The Sublessee agrees to pay any amount it is required to pay under this Section 9.3 promptly after the Indemnitee requests the payment in writing, but the Sublessee is not required to make any payment before the Indemnitee has paid the Taxes in respect of which the Sublessee's payment is to be made. If the Sublessee is required to indemnify any Person for Taxes under this Section 9.3, the Sublessee shall pay to such Person an amount which, after deduction of all Taxes required to be paid by such Person in respect of the receipt of such amount under the laws of the United States or of any foreign country or any political subdivision of either (after giving credit for any savings in respect of any such Taxes by reason of deductions, credits or allowances in respect of the payment of the expenses indemnified against), shall be equal to the amount of the indemnification required. Each Indemnitee agrees to pay the Sublessee any amount it is required to pay the Sublessee under this
Section 9.3 promptly after the Indemnitee receives a refund with respect to such Taxes or realizes a reduction in Taxes giving rise to an obligation to make such payment. Any demand for payment to the Sublessee and any payment to the Sublessee shall be accompanied by a written statement describing in reasonable detail the computation of the payment. If the Sublessee requests, the statement will be verified, at the Sublessee's expense, by independent public accountants of recognized standing selected by the Indemnitee submitting the statement.

      (g) Agreement of Indemnitee. If an Indemnitee is not a party to this Sublease, the Sublessee may require the Indemnitee to agree to the terms of this
Section 9.3 prior to making any payment to the Indemnitee under this Section
9.3.

      9.4 Survival. All indemnities and agreements contained in Sections 9.2 and
9.3 will survive any investigation or inspection made by or on behalf of any Indemnitee or the Sublessee and the expiration or other termination of this Sublease, in whole or in part for a period of five (5) years.

                                 ARTICLE 10.

                       INSPECTION; FINANCIAL STATEMENTS
                            AND OTHER INFORMATION

      10.1 Inspection. At reasonable times during the Term of this Sublease, Sublessee shall provide to Sublessor and each Head Lessor and Owner such information concerning the location, condition, use and operation of the Equipment as they may reasonably request. Additionally, Sublessee shall permit
(a) Sublessor, each Owner and any of their authorized representatives at such Person's expense to visit and inspect any item of Equipment, its condition, use and operation and any records in Sublessee's possession maintained in connection therewith (except to the extent prohibited by applicable national security regulations of the Government), and (b) Sublessor and any of its representatives to discuss the finances and accounts of the Sublessee in relation to the performance of its obligations hereunder, with the financial officers of the Sublessee; provided that such visits, inspections and discussions do not interfere with the operations of the Sublessee and are scheduled at the reasonable request of the Sublessor and the Owner at times mutually convenient to such Person and the Sublessee. The Sublessee hereby agrees to make all reasonable efforts to arrange for such visits, inspections and discussions at times convenient for such Person. Neither the Sublessor or any Owner shall have any duty to make any such inspection nor shall any of them incur any liability or obligation by reason of not making any such inspection nor waive or be deemed to waive any rights hereunder or under any other Operative Agreement. Sublessor shall not have any obligation to third parties or to any Person to ensure that Sublessee maintains the Aircraft or causes the Aircraft to be maintained in an airworthy condition or otherwise in accordance with the terms hereof.

      10.2 Financial Statements and Other Information. (a) Within 60 days after the end of each of the first three fiscal quarters and 120 days after the end of each fiscal year, Sublessee shall deliver to Sublessor (1) a certificate signed by Sublessee's principal financial officer stating that, to the best of his knowledge, there did not exist at any time during such period a Default or Event of Default or, if such principal financial officer shall have obtained knowledge of any Default or Event of Default, specifying the nature and period of existence thereof and what action the Sublessee has taken, is taking or proposes to take with respect thereto, and (2) if requested by Sublessor or the Owner of the Airframe, a copy of the Sublessee's quarterly report on Form 10-Q or Annual Report on Form 10-K, as the case may be, filed with the Securities and Exchange Commission or, if Sublessee does not file such periodic reports, equivalent financial information.

      (b) at any time or times and for such period of time as requested by Sublessor, such further information and data with respect to Sublessee as the Sublessor (or Owner through Sublessor) from time to time may reasonably request; and

      (c) promptly after any principal officer of the Sublessee having managerial responsibilities obtains knowledge of the occurrence of any Event of Default hereunder, an Officer's Certificate of Sublessee specifying the nature and period of existence of such Event of Default and what action, if any, the Sublessee has taken, is taking or proposes to take with respect thereto.

                                 ARTICLE 11.

                      RECORDATION AND FURTHER ASSURANCES

      Forthwith upon the execution and delivery of each Sublease Supplement, the Sublessee will cause such Sublease Supplement to be duly filed and recorded in accordance with the Act. In addition, Sublessee will promptly and duly execute and deliver to Sublessor such further documents and assurances and take such further action as the Sublessor may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Sublease and to establish and protect the rights and remedies created or intended to be created in favor of the Sublessor hereunder. The Sublessee's obligations under
Article 11 shall be limited to action to be taken in the United States of America, unless the Aircraft is registered under the laws of a country other than the United States of America, in which case this Article 11 shall apply to action to be taken as well in the country in which such Aircraft is registered or such other applicable jurisdiction.

                                 ARTICLE 12.

                              RETURN OF AIRCRAFT

      12.1 Return. Except as otherwise provided herein, at the expiration of the Term or upon the earlier termination of this Sublease, Sublessee, at its own risk and expense, shall return the Aircraft to the Sublessor by delivering the same to the Sublessor at any location in the continental United States of America designated by Sublessor. At the time of return to the Sublessor, the Aircraft shall be fully equipped with three Engines or other engines owned by the Sublessee (and complying with Section 7.8 hereof) properly installed thereon and all other Parts and items of Equipment that were installed on or delivered with the Aircraft on the Delivery Date (including the two shipsets of galley equipment, 26 LD3 cargo containers, 12 cargo compartment partial load latches (4 forward and 8 aft) part number AWJ7019-501, 8 cargo compartment partial load latches (all forward) part number 225-46787-1), except for Parts replaced or removed in accordance with Sections 6.1 or 6.3.

      12.2 Records. Upon the return of the Aircraft, Sublessee shall deliver to Sublessor (a) all logs, manuals, certificates, data and inspection, modification and overhaul records required to be maintained with respect thereto under applicable rules and regulations of the FAA in Sublessee's possession and any other governmental authority having jurisdiction, and (b) and logs, manuals and catalogs included with each item of Equipment on the Delivery Date thereof.

      12.3 Condition. Except as otherwise provided in Section 6.3 hereof, the Aircraft when returned to Sublessor shall be in the same configuration as when the Aircraft was originally delivered to Sublessee hereunder, shall be clean by commercial airlines standards, shall be airworthy and shall have a currently effective FAA certificate of airworthiness and shall be registered in the name of the Head Lessor in accordance with the Act and each item of Equipment returned to Sublessor shall (a) be in the condition required under Article 5 hereof and shall have been maintained pursuant to Section 5.3 hereof throughout the Term as if the Sublessee were the owner and operator thereof and as if the Term were not then ending, (b) be free and clear of any Liens (other than Liens of the character referred to clauses (a), (c), (d) and (e) of the definition of Permitted Liens), (c) shall be in as good a condition as when delivered, ordinary wear and tear excepted and (d) shall be in a condition for immediate operation under Federal Aviation Regulation 121. Sublessor shall have the right to conduct a ground inspection of the Aircraft to determine compliance with this
Article 12. Each fuel tank and oil tank of the returned Aircraft shall contain not less than the quantity of fuel as was contained in such tanks when delivered to Sublessee on the Delivery Date, and, in the case of any differences in such quantities, an appropriate adjustment will be made by payment therefor at the then current market price at the place of delivery of fuel.

                                 ARTICLE 13.

                              EVENTS OF DEFAULT

      The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) Sublessee shall fail to make any payment of Basic Rent when due and such payment shall be overdue for a period of 5 days; or

            (b) Sublessee shall fail to make any payment of Supplemental Rent or any payment due to Continental under the MSA, in each case after the same shall have become due, and such payment shall be overdue for a period of 10 days; or

            (c) Sublessee shall fail to carry and maintain insurance on or with respect to the Equipment in compliance with the provisions of Article 8 hereof; or

            (d) Sublessee shall fail to perform or observe any other covenant or agreement to be performed or observed by it hereunder or under any other Operative Agreement and such failure shall continue unremedied for a period of 30 days after written notice thereof by Sublessor to Sublessee; provided, however, that if such failure cannot be remedied within such 30-day period and Sublessee shall be diligently proceeding to correct such failure as Sublessor deem appropriate and necessary to remedy such failure, such period shall be extended for up to an additional 30 days; or

            (e) Any representation or warranty made by Sublessee herein or in any other Operative Document or in any document or certificate provided by Sublessee pursuant hereto or thereto shall prove to have been false or misleading in any material respect, and such condition shall remain material and continue unremedied for a period of 30 days after written notice thereof by Sublessor to Sublessee; or

            (f) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Sublessee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law (collectively, "Bankruptcy Laws"), or appointing a receiver, liquidator, assignee custodian, trustee, sequestrator (or similar official) of Sublessee or for all or substantially all of its property, or ordering the winding-up or liquidation of its affairs, or the commencement of an involuntary case under any Bankruptcy Laws against Sublessee and the continuance of any such decree or order or involuntary case unstayed and in effect for a period of 60 consecutive days; or

            (g) The commencement by Sublessee of a voluntary case under any Bankruptcy Laws, or any other proceeding seeking liquidation, reorganization or other relief with respect to itself under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it, or shall consent to any such relief or to the appointment of or taking possession by any such official or agency in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

            (h) Failure to return Aircraft to Sublessor on or before January 2, 2002 in compliance with the terms hereof; provided, however, that failure to return the Aircraft on the date set forth herein will not be an Event of Default for five (5) days after such date if Sublessee has ceased commercial operation of the Aircraft and makes diligent effort to return the Aircraft and failure to return the Aircraft on the date set forth herein will not be an Event of Default (without limitation as to time of delay) if such failure is a result of the failure of Continental to perform the MSA.

                                 ARTICLE 14.

                                   REMEDIES

            14.1 Default; Remedies. Upon the occurrence of an Event of Default and at any time thereafter so long as the same shall be continuing, Sublessor may, at its option, declare this Sublease to be in default, and may exercise one or more of the following remedies as Sublessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

      (a) Sublessor may cause Sublessee, upon written demand by Sublessor and at Sublessee's expense, to return promptly, and Sublessee shall return promptly, all or any part of the Aircraft, Airframe or Engines as Sublessor may so demand to Sublessee at such location on Sublessee's route system selected by Sublessor in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 12 as if the Aircraft, Airframe or Engines were being returned at the end of the Term; or Sublessor, at its option, may enter upon any premises where all or any part of the Aircraft, Airframe, Engines, or Part thereof, is located or reasonably believed to be located and take immediate possession of and remove the same without the necessity for first instituting proceedings or by summary proceedings or other method under applicable law all without liability accruing to Sublessor for or by reason of such entering and taking of possession (except liability resulting from the willful misconduct or gross negligence of Sublessor or its agents); or

      (b) Sublessor may sell all or any part of the Aircraft, Airframe or any Engine, or Part thereof, at public or private sale, at such times and places, to such Persons as Sublessor may determine, or otherwise dispose of, hold, use, operate or Sublease to others the Aircraft, Airframe or any Engine, or Part thereof, as Sublessor, in its sole discretion, may determine, all free and clear of any rights of Sublessee and without any duty to account to Sublessee with respect to such action or inaction or for any proceeds with respect thereto (except in connection with the calculation of liquidated damages as provided below); or

      (c) Whether or not Sublessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or (b) above, Sublessor, by written notice to Sublessee specifying a payment date not earlier than ten days from the date of such notice, may cause Sublessee to pay to Sublessor, and Sublessee shall pay to Sublessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for the Aircraft, Airframe, Engine or Part thereof due for the periods commencing after the date specified for payment in such notice), any unpaid Basic Rent due for periods prior to and including the period ending with the Rent Payment Date immediately preceding the date specified in such notice plus an amount equal to the excess, if any, of the present value of the remaining payments of Basic Rent during the Term over the present value of the fair market rental value of the Aircraft, Airframe, Engine or Part thereof, for the remainder of such Term, using in each case a discount rate equal to the Prime Rate as of the date specified for payment in such notice; or

      (d) Sublessor may rescind this Sublease as to all or any part of the Aircraft, Airframe and Engines, or Part thereof, or may exercise any other right or remedy which may be available to it under the Uniform Commercial Code whether or not in effect in the jurisdiction in which enforcement is sought or other applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

      For the purpose of this Section 14, the "fair market rental value" of the Aircraft shall be as specified in an appraisal by BK Associates or Aircraft Information Services, Inc., as selected by Sublessor or, if neither appraiser is available, another nationally recognized independent aircraft appraiser chosen by Sublessor, who shall determine such value on the basis of the actual location and condition of the Aircraft.

      In addition to the foregoing remedies, Sublessee shall be liable for any and all Supplemental Rent due hereunder before or after termination hereof, except as otherwise expressly provided above, for all legal fees and other costs and expenses of Sublessor incurred by reason of the occurrence of an Event of Default and the exercise of Sublessor's remedies with respect thereto including all costs and expenses incurred in connection with the return of the Airframe or any Engine in accordance with the terms of Article 12 hereof or any appraisal of the Aircraft. At any sale of the Airframe or any Engine, Sublessor may bid for and purchase such property.

            14.2 No Waiver, Etc No remedy referred to in this Section 14 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Sublessor at law or in equity; and the exercise or beginning of exercise by Sublessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Sublessor of any or all of such other remedies. No express or implied waiver by Sublessor of any Event of Default shall in any way be, or be construed to be, a waiver of any earlier or subsequent Event of Default.

                                 ARTICLE 15.

                                MISCELLANEOUS

      15.1 Notices. All notices required under the terms and provisions hereof shall be in writing and shall be given by certified mail, overnight courier, telecopy, telex, teletype or any other customary means of written communication, addressed:

            If to Sublessor, at 1600 Smith Street, 32nd Floor - HQSFM, Houston, Texas 77002, Attention: Vice President - Fleet Management or at such other address as Sublessee shall from time to time designate in writing;

            If to Sublessee, at Honolulu International Airport, P.O. Box 30008, Honolulu, Hawaii 96820-0009, Attention: VP - Finance, copy to General Counsel, or at such other address as Sublessor shall from time to time designate in writing;

      15.2 Right to Perform for Sublessee. If Sublessee fails to make any payment of Supplemental Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Sublessor may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the reasonable cost of such performance or compliance, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Sublessee upon demand.

      15.3 Assignment by Sublessee. Except as expressly permitted in the following sentence, Sublessee will not assign any of its rights under this Sublease without the prior written consent of Sublessor and Head Lessor. On ten days' written notice to Sublessor, Sublessee may consolidate with or merge into any other corporation provided that the following conditions are met:

     (a) the corporation formed by such consolidation or into which Sublessee is merged shall be a corporation organized under the laws of the United States of America or any State thereof or the District of Columbia, shall be a citizen of the United States within the meaning of the Act, shall be a United States certificated air carrier holding one or more certificates of public convenience and necessity and shall execute and deliver to Sublessor and Head Lessor an agreement containing an assumption by such successor corporation of the due and punctual performance of each covenant and condition contained in this Sublease and the other Operative Agreements,

     (b) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing and

     (c)  Sublessee  shall have delivered to Sublessor an Officer's  Certificate
          of  Sublessee   stating  that  such  transaction   complies  with  the
          requirements of this Section 15.3.

      15.4 Assignment by Sublessor. Sublessor shall not sell, assign, convey or otherwise transfer its interest in the Operative Agreements (whether by sale, merger or otherwise) except on the conditions set forth in this Section 15.4. Sublessor may transfer its right, title and interest in the Operative Agreements to (1) Continental, (2) the Head Lessor or (3) the Owner.

      In addition, Sublessor may transfer its right, title and interest in and to the Operative Agreements to another Person (for the purposes of this Section 15.4, the "Transferee"), subject to the conditions that:

      (a) The Transferee shall have full power and authority and legal right to execute and deliver and to perform its assumed obligations under this Agreement and the other Operative Agreements and shall provide reasonably satisfactory evidence of such power and authority to Sublessee;

      (b) The Transferee shall enter into one or more legal, valid, binding and enforceable agreements (and, if such Transferee is not an Affiliate or wholly-owned subsidiary of Sublessor, accompanied by an opinion of counsel reasonably satisfactory to Sublessee addressed to Sublessee to the effect that such agreement or agreements are legal, binding and enforceable in accordance with its or their terms with such exceptions and qualification as are permitted in the comparable opinion delivered on the Delivery Date), pursuant to which such Transferee agrees to be bound by all the terms of, and to undertake all of the obligations arising after such transfer of, the transferring Sublessor contained in the Operative Agreements and in which it makes representations and warranties comparable to those contained in Section 4.2;

     (c) Any such transfer shall not violate the Act or result in a "prohibited transaction" within the meaning of ERISA; and

     (d) The Transferee shall be either (i) a United States bank, insurance company or other financial institution with a capital and surplus of at least $10,000,000, or a wholly-owned subsidiary of such a bank, insurance company or other financial institution, or (ii) a corporation which has a net worth of at least $10,000,000 (or is a wholly-owned subsidiary of such a corporation), and, as of the date of such transfer, is an entity experienced in participating as an equity investor in equipment leasing transactions having similar magnitude to this transaction; provided, that if the Transferee does not itself have a capital and surplus or a net worth of at least $10,000,000, the transferring Sublessor shall continue to be liable for (or if the parent of such Transferee meets such net worth test, such parent shall enter into a legal, valid, binding and enforceable agreement, in form and substance reasonably satisfactory to Sublessee, effective to confirm that such parent shall be liable for) all the obligations of Sublessor hereunder assumed by the Transferee; and provided further that if the Transferee is a partnership, each partner (including each limited partner, if any) shall be a "citizen of the United States" within the meaning of Section 101(16) of the Act or a "Resident Alien" within the meaning of the Act and shall not be a tax exempt organization or entity, governmental unit or foreign person or entity within the meaning of Section 48(a)(4), 48(a)(5) or 168(h)(2) of the Code;

     Sublessor shall give written notice to Sublessee at least 10 days prior to such transfer, specifying the name and address of the proposed Transferee, and the facts necessary to determine whether or not the requirements for a transfer, as set forth herein, are satisfied. Upon any such transfer, the Transferee shall be deemed the "Sublessor" to the extent appropriate for purposes hereof, and the transferring Sublessor shall be released from its obligations under the Operative Agreements arising after such transfer to the extent, but only to the extent, that such obligations have been assumed by the Transferee.

     Any fees, charges and expenses, including the reasonable legal fees, charges and expenses, incurred by Sublessor or Sublessee in connection with the transfer by Sublessor of any interest in the Aircraft or the Operative Agreements, or by the Transferee in any such case, will be paid for by the Sublessor making such transfer and in no case will the Sublessee be responsible for any such fees, charges or expenses. Without limiting the generality of any of the foregoing, Sublessor will reimburse Sublessee for its reasonable out-of-pocket costs in reviewing documents required by Sublessor, Lender or the Transferee in connection with any such transfer by Sublessor.

     Sublessor also agrees to reimburse Sublessee for up to $__________ of its actual, out-of-pocket fees, charges and expenses, including the reasonable legal fees, charges and expenses, incurred by Sublessee in connection with the transfer by Owner or Head Lessor of any interest in the Aircraft or the Operative Agreements.

     Notwithstanding anything herein to the contrary, Sublessee shall not be obligated to take any action in connection with any transfer, assignment, pledge or other conveyance, for security or otherwise, by Sublessor of its interest in any of the Operative Agreements or any item of Equipment if such transfer, assignment, pledge or other conveyance materially adversely affects the rights or obligations of Sublessee under the Operative Agreements or otherwise materially adversely affects Sublessee. The agreements, covenants, obligations and liabilities contained in this Sublease including, but not limited to, all obligations to pay Rent and indemnify each Indemnitee are made for the benefit of each Indemnitee and their respective successors and assigns; provided, however, that no transfer, assignment, pledge, or other conveyance shall increase the aggregate financial exposure under the indemnity obligations of Sublessee under this Sublease as compared to what such obligations would have been had such transfer, assignment, pledge or other conveyance not occurred.

      Sublessee acknowledges that Head Lessors and Owners have the rights under the relevant Head Lease and related agreements to transfer and finance their interests in the Aircraft and the Head Lease subject to certain restrictions contained therein. In the event of any such transfer or assignment by the Head Lessor or Owner of the Airframe, Sublessor shall use commercially reasonable efforts to (a) procure a letter, satisfactory to Sublessee, from the transferee or assignee agreeing not to disturb Sublessee's possession and use of the Aircraft unless an Event of Default occurs hereunder and (b) ensure the continued United States registration of the Aircraft under the Act without limitation on use or operation and without disrupting Sublessee's continuous operation of the Aircraft.

      The terms and provisions of this Sublease shall be binding upon and inure to the benefit of Sublessor and Sublessee and their respective permitted successors and assigns.

      15.5 Quiet Enjoyment. So long as no Event of Default shall have occurred and be continuing, Sublessor covenants that neither it, Owner, Head Lessor nor any person claiming lawfully through any of them shall interfere with any right of Sublessee peaceably and quietly without hindrance or molestation to hold, possess and use, during the Term and in accordance with the terms hereof, the Aircraft, Airframe and Engines.

      15.6 Investment of Funds. Any amounts required to be paid to, or retained by Sublessor on behalf of, Sublessee that are not then required to be paid to Sublessee pursuant to this Sublease (including any security or commitment deposit, if applicable), shall, until paid to Sublessee as provided in this Sublease, be invested by Sublessor at the direction of Sublessee and at the expense and risk of Sublessee in the following securities (which shall mature within 180 days of the date of purchase thereof): (a) direct obligations of the Government; (b) obligations fully guaranteed by the Government; (c) open market commercial paper issued by any corporation rated P-1 or P-2 by Moody's Investors Service Inc. or A-1 or A-2 by Standards & Poor's Corporation; or (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with First Security Bank, National Association or any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or any state thereof having a combined capital and surplus of at least $150,000,000. There shall be promptly remitted to Sublessee any gain (including interest received) realized as the result of any such investment (net of any fees, commissions, taxes and other expenses, if any, incurred in connection with such investment) unless an Event of Default shall have occurred and be continuing. Sublessee will promptly pay to Sublessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses (including any taxes), if any, incurred in connection with such investment).

      15.7 Maintenance of Status. To the extent provided thereby (or to the fullest extent it may lawfully so agree, whether or not provided thereby), Sublessee hereby agrees that any right of Sublessor to take possession of such Aircraft or Engines in compliance with the provisions of this Sublease and in accordance with Section 1110 of Title 11 of the United States Code or any similar provision of any superseding statute, as amended from time to time, shall not be affected by the provisions of Sections 362 or 363 or said Title, or other analogous part of any superseding statute, as amended from time to time, and accordingly, it is the intention of the parties hereto that this Sublease be afforded the benefits of said Section 1110.

      15.8 Confidentiality. Sublessee and Sublessor agree to keep this Agreement, including Schedule 1 hereto, confidential and shall not disclose or cause to be disclosed the same to any Person, except (i) to prospective permitted transferees of any such party's interests or to any prospective Lender or their respective counsel or other agents who agree to hold such information confidential, (ii) to any such party's counsel or special counsel, insurance brokers, auditors or other agents, Affiliates, advisors or investors who agree to hold such information confidential, (iii) as may be required by any statute, court or administrative order, ruling or regulation or applicable law, (iv) the Head Lessor and Owner and (v) such other Persons as are reasonably deemed necessary by the disclosing party in order to protect the interests of such party for the purpose of enforcing such documents by such party.

     15.9 Applicable Law. All representations, warranties and indemnities of Sublessee and Sublessor provided for in this Sublease and in the other Operative Agreements shall survive the execution and delivery of this Sublease. Any provision of this Sublease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Sublease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought. This Sublease shall constitute an agreement of Sublease, and nothing herein shall be construed as conveying to Sublessee any right, title or interest in or to the Aircraft, Airframe or Engines except as a Sublessee only. The section and paragraph headings in this Sublease, the table of contents and the cover (other than the chattel paper language contained thereon) are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Sublease. THIS SUBLEASE HAS BEEN, AND EACH SUBLEASE SUPPLEMENT AND AMENDMENT HERETO IS INTENDED TO BE, DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN SUCH STATE BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Sublease and each Sublease Supplement and amendment hereto may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. This Sublease shall be a net Sublease and, except as specifically provided herein, Sublessee shall be responsible during the Term for all costs incurred in the operation, use, maintenance and possession of the Aircraft by Sublessee. Each party hereto agrees to execute such further documents and make any filings as may be reasonably necessary to protect the rights of the parties hereunder.

     IN WITNESS WHEREOF, Sublessor and Sublessee have each caused this Sublease to be duly executed and delivered as of the day and year first above written.

                                                  HAWAIIAN AIRLINES, INC.


                                                  By:_________________________
                                                  Title:

                                                  By:_________________________
                                                  Title:


                                                  CONTINENTAL MICRONESIA, INC.


                                                  By:_________________________
                                                  Title:

                                                                       EXHIBIT A
                                                           TO SUBLEASE AGREEMENT

                          SUBLEASE SUPPLEMENT NO.

      THIS SUBLEASE SUPPLEMENT NO.   , dated               , 19   between
HAWAIIAN AIRLINES, INC. ("Sublessee"), and CONTINENTAL MICRONESIA, INC., a

Delaware corporation ("Sublessor").

      Sublessor and Sublessee have heretofore entered into that certain Sublease Agreement 060, dated as of _____, 1999 (as at any time amended, modified or supplemented, herein called the "Sublease" and the terms defined therein being herein used with the same meanings), which Sublease provides for the execution of Sublease Supplements substantially in the form hereof for the purpose of leasing an Aircraft under the Sublease as and when delivered by Sublessor to Sublessee in accordance with the terms thereof. [The Sublease relates, among other matters, to the Airframe and Engines described below, and this Sublease Supplement is attached to a counterpart of the Sublease for purposes of filing and recordation with the FAA pursuant to the Act.] [The Sublease relates to the Airframe [and] [Engines] described below, and a counterpart of the Sublease, attached to and made a part of Sublease Supplement No. 1, dated , 1999, to the Sublease, has been recorded by the FAA on , _______ as one document and assigned Conveyance No. ].

      NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Sublease, Sublessor and Sublessee hereby agree as follows:

  This Sublease Supplement has been executed in several counterparts. No security interest in Sublessor's right, title and interest in and to this Sublease Supplement may be created through the transfer or possession of any counterpart other than the original counterpart. [This is not the original counterpart.]

      1. Sublessor hereby delivers and Subleases to Sublessee, and Sublessee hereby accepts and Subleases from Sublessor, under the Sublease, as herein supplemented:

      [The following described McDonnell Douglas model DC-10-30 Aircraft (the "Delivered Aircraft") which Delivered Aircraft as of the date hereof consists of the following:

      Airframe: U.S. Registration Number______________; Manufacturer's Serial No. __________; and

      Engines: General Electric model CF6-50C2 engines bearing manufacturer's serial numbers as follows:

                  Position 1: ____
                  Position 2: ____
                  Position 3: ____

Each of the Engines described above has 750 or more rated takeoff horsepower or the equivalent of such horsepower.

      2. The Delivery Date of the [Delivered Aircraft] [Engine] is the date of this Sublease Supplement set forth in the opening paragraph hereof. [The Aircraft was delivered with ______ gallons of fuel.]

      3. Sublessee hereby confirms to Sublessor that Sublessee has accepted the [Delivered Aircraft] [Engine] for all purposes hereof and of the Sublease.

      4. THIS SUBLEASE SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN SUCH STATE BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease Supplement to be duly executed and delivered as of the date and year first above written.

                                                  HAWAIIAN AIRLINES, INC.


                                                  By:_________________________
                                                  Title:

                                                  By:_________________________
                                                  Title:


                                                  CONTINENTAL MICRONESIA, INC.


                                                  By:_________________________
                                                  Title:

                                                                      SCHEDULE 1
                                                       To Sublease Agreement 060

                            Certain Financial Terms

Monthly Aircraft Basic Rent   $__________ initially, and subject to adjustment,
                              as provided in the last sentence of this paragraph. Sublessor and Sublessee acknowledge and agree that this Agreement and the MSA have been entered into as part of a single transaction, and that this Agreement and the MSA should be regarded as a single agreement for purposes of assumption or rejection under Section 365 of the U.S.
                              Bankruptcy Code. If the MSA terminates for any reason (including, without limitation, due to default by either party or rejection in a bankruptcy proceeding) while this Agreement remains in effect and Continental fails to make payment to Sublessee of the monthly maintenance credit thereunder, Sublessor and Sublessee agree that the amount of Basic Rent payable hereunder shall be automatically reduced by the amount of such unpaid monthly maintenance credit without further act by either party.

Monthly Entertainment
System Basic Rent             $__________

Holdover Basic Rent           $__________

Limits of Liability:          $__________

Heavy Maintenance Reserve:    $__________ per flight hour prior to
mid-D Check and
                              $__________ per flight hour thereafter

                                                Aircraft      Per Engine

            Stipulated Loss                     Stipulated    Stipulated
            Value Date                          Loss Value    Loss Value

            2 Oct - 99                          $__________   $__________
            2 Jan - 00                           __________    __________
            2 Apr- 00                            __________    __________
            2 Jul - 00                           __________    __________
            2 Oct - 00                           __________    __________
            2 Jan - 01                           __________    __________
            2 Apr - 01                           __________    __________
            2 Jul - 01                           __________    __________
            2 Oct - 01                           __________    __________
            2 Jan - 02                           __________    __________


                           One Time Start up Costs

            Reconfiguration of Aircraft                $__________

            Painting of Aircraft with Hawaiin Logo     at cost

            Sceptre computer installation
            (five terminals)                           $__________

            Technical training/MX program set up       $__________

                                                                      SCHEDULE 1
                                                       To Sublease Agreement 060

                            Certain Financial Terms

Monthly Aircraft Basic Rent   $ *** initially, and subject to adjustment, as
                              provided in the last sentence of this paragraph.
                              Sublessor and Sublessee acknowledge and agree that this Agreement and the MSA have been entered into as part of a single transaction, and that this Agreement and the MSA should be regarded as a single agreement for purposes of assumption or rejection under Section 365 of the U.S. Bankruptcy
                              Code. If the MSA terminates for any reason
                              (including, without limitation, due to default by either party or rejection in a bankruptcy proceeding) while this Agreement remains in effect and Continental fails to make payment to Sublessee of the monthly maintenance credit thereunder, Sublessor and Sublessee agree that the amount of Basic Rent payable hereunder shall be automatically reduced by the amount of such unpaid monthly maintenance credit without further act by either party.

Monthly Entertainment
System Basic Rent             $***

Holdover Basic Rent           $***

Limits of Liability:          $***

Heavy Maintenance Reserve:    $*** per flight hour prior to mid-D
Check and

                              $*** per flight hour thereafter

          *** Omitted from the version of this document filed with the Federal Aviation Administration as containing confidential financial information.

                                                Aircraft      Per Engine

            Stipulated Loss                     Stipulated    Stipulated
            Value Date                          Loss Value    Loss Value

            2 Oct - 99                          $***          $***
            2 Jan - 00
            2 Apr - 00
            2 Jul - 00
            2 Oct - 00
            2 Jan - 01
            2 Apr - 01
            2 Jul - 01
            2 Oct - 01
            2 Jan - 02

                           One Time Start up Costs

            Reconfiguration of Aircraft                       $***

            Painting of Aircraft with Hawaiin Logo            at cost

            Sceptre computer installation
            (five terminals)                                  $***

            Technical training/MX program set up              $***

          *** Omitted from the version of this document filed with the Federal Aviation Administration as containing confidential financial information.